SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                      --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/
                                                                      --

         Pre-Effective Amendment No. _____

         Post-Effective Amendment No.  4

                                     and/or
                                                                       --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/
                                                                       --

         Amendment No.  9

                        (Check appropriate box or boxes.)

INTERACTIVE INVESTMENTS                 FILE NO. 33-73832 AND 811-8268
               (Exact name of Registrant as Specified in Charter)

101 PARK CENTER PLAZA, SUITE 1300, SAN JOSE, CALIFORNIA             95113
-------------------------------------------------------------------------
(Address of Principal Executive Offices)                         Zip Code

Registrant's Telephone Number, including Area Code          (408)956-0567

                                 Kevin M. Landis
                       Interactive Research Advisers, Inc.
          101 PARK CENTER PLAZA, SUITE 1300, SAN JOSE, CALIFORNIA 95113
                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                               Julie Allecta, Esq.
                        Paul, Hastings, Janofsky & Walker
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

It is proposed that this filing will become effective (check appropriate box)
 --
/X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b) / / 60 days after filing pursuant to paragraph (a) / / on (date) pursuant to paragraph (a) of Rule 485

Registrant registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed with the Commission on February 25, 1997.

                          INTERACTIVE INVESTMENT TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        UNDER THE SECURITIES ACT OF 1933

PART A

ITEM NO.   REGISTRATION STATEMENT CAPTION           CAPTION IN PROSPECTUS

1.         Cover Page                               Cover Page

2.         Synopsis                                 Prospectus Summary;
                                                    Summary of Fund Expenses

3.         Condensed Financial Information          Financial Highlights;
                                                    Performance Information

4.         General Description of Registrant        General Information;
                                                    Investment Objectives,
                                                    Policies and Risk
                                                    Considerations

5.         Management of the Fund                   Investment Avisory and
                                                    Other Services;
                                                    General Information

5A.        Management's Discussion of               Management Discussion
           Fund Performance                         and Analysis (Annual
                                                    Report)

6.         Capital Stock and Other Securities       Cover Page; General
                                                    Information; Dividends
                                                    and Distributions; Taxes

7.         Purchase of Securities Being Offered     How to Purchase Shares;
                                                    Shareholder Services;
                                                    Calculation of Share
                                                    Price

8.         Redemption or Repurchase                 How to Redeem Shares

9.         Pending Legal Proceedings                Not Applicable

PART B

ITEM NO.   REGISTRATION STATEMENT CAPTION           CAPTION IN PROSPECTUS

10.        Cover Page                               Cover Page

11.        Table of Contents                        Table of Contents

12.        General Investment and History           The Trust

13.        Investment Objectives and Policies       Definitions, Policies and
                                                    Risk Considerations;
                                                    Quality Ratings of
                                                    Corporate Bonds and
                                                    Preferred Stocks;
                                                    Investment Restrictions;
                                                    Securities Transactions

14.        Management of the Fund                   Management of the Trust

15.        Control Persons and Principal            Principal Security
           Holders of Securities                    Holders

16.        Investment Advisory and Other            Investment Advisory and
                                                    Other Services;
           Services                                 Custodian; Auditors;
                                                    Securities Transactions

17.        Brokerage Allocation and Other           Securities Transactions
           Practices

18.        Capital Stock and Other Securities       The Trust; Management of
                                                    the Trust

19.        Purchase, Redemption and Pricing         Purchase, Redemption and
           of Securities Being Offered              and Pricing of Shares

20.        Tax Status                               Taxes

21.        Underwriters                             Not Applicable

22.        Calculation of Performance Data          Performance Information

23.        Financial Statements                     Financial Statements

PART C

The information to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                  Technology
                                   Value Fund

                                     Medical
                                Specialists Fund

                                   Technology
                                  Leaders Fund



                              NO-LOAD mutual funds
                                brought to you by


Logo:     Interactive Investments

                                                                      PROSPECTUS
                                                                December 3, 1997


                             INTERACTIVE INVESTMENTS
                              101 Park Center Plaza
                                   Suite 1300
                               San Jose, CA 95113
                                 (408) 294-2200

                            THE TECHNOLOGY VALUE FUND
                          THE MEDICAL SPECIALISTS FUND
                           THE TECHNOLOGY LEADERS FUND
                                  No-Load Funds
===============================================================================
Interactive Investments (the "Trust"), a Delaware business trust, is an open-end management investment company that is offering shares of beneficial interest ("shares") in series, each series representing a distinct fund with its own investment objectives and policies. At present, there are three series authorized by the Trust, The Technology Value Fund, The Medical Specialists Fund, and The Technology Leaders Fund (individually, a "Fund," and collectively, the "Funds"). Each Fund is non-diversified and has the primary investment objective of long-term growth of capital. Although certain of the Funds' investments may produce dividends, interest or other income, current income is not a consideration in selecting a Fund's investments.

As an open-end management investment company, the Trust will offer each Fund's shares on a continuous basis and will redeem such shares upon the demand of a shareholder. Sales and redemptions will be effected at the net asset value per share next determined after receipt of a proper order. The investor will pay no sales charge or redemption fee.

The initial minimum investment in each Fund is $10,000 unless the investment is made by an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Subsequent investments in each Fund must be at least $50. Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms. Please see "How to Purchase Shares" in this Prospectus for additional information.

Interactive Research Advisers, Inc. will serve as the investment adviser to the Funds. Interactive Research Advisers, Inc. intends to focus its research on the objective of long-term growth. Please see "Investment Advisory and Other Services" in this Prospectus for additional information.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please retain it for future reference. A Statement of Additional Information dated December 3,1997 has been filed with the Securities and Exchange Commission and is hereby incorporated be reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below. The Internet address for the Funds is www.iinvest.com. The Securities and Exchange Commission maintains a Web Site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds.


-------------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free).............................................888-884-2675
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

INTERACTIVE INVESTMENTS
===============================================================================


Board of Trustees                       Investment Adviser
Kevin M. Landis, Chairman               Interactive Research Advisers, Inc.
Kendrick W. Kam                         101 Park Center Plaza
Michael T. Lynch                        Suite 1300
Mark K. Taguchi                         San Jose, CA 95113

Officers                                Transfer Agent
Kevin M. Landis, President              Countrywide Fund Services, Inc.
Kendrick W. Kam, Secretary              P.O. Box 5354
Yakoub Billawala, Treasurer             Cincinnati, OH 45201
                                        (Toll-free) 888-884-2675

TABLE OF CONTENTS
===============================================================================

Prospectus Summary...........................................................3
Summary of Fund Expenses.....................................................5
Financial Highlights.........................................................6
Investment Objectives, Policies and Risk Considerations......................7
Investment Advisory and Other Services......................................11
How to Purchase Shares......................................................13
How to Redeem Shares........................................................14
Shareholder Services........................................................15
Exchange Privilege..........................................................15
Dividends and Distributions.................................................16
Taxes.......................................................................16
Calculation of Share Price .................................................17
Performance Information.....................................................17
General Information.........................................................19


No person has been authorized to give any information or to make any representation with respect to the Fund other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

PROSPECTUS SUMMARY
===============================================================================


INVESTMENT OBJECTIVE AND POLICIES

Each Fund's investment objective is long-term capital appreciation.


The TECHNOLOGY VALUE FUND seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Interactive Research Advisers, Inc. (the "Investment Adviser") considers to be undervalued and have potential for capital appreciation.


The MEDICAL SPECIALISTS FUND seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology field which the Investment Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The TECHNOLOGY LEADERS FUND seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Investment Adviser considers to have the strongest competitive position.


THE TRUST

Interactive Investments, a Delaware business trust organized in November 1993, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company which will issue its shares in series, each series representing a distinct fund with its own investment objectives and policies. The Board of Trustees to date has authorized the issuance of shares in the three series which are the subject of this Prospectus but may authorize additional series in the future.


RISK FACTORS

Generally

An investment in the Funds may be subject to certain risks hereinafter described, including general risks associated with all securities investments. There can be no assurance the Funds will be able to achieve their investment objectives.


Each Fund may also invest a portion of its assets in securities that entail certain risks, such as foreign securities, securities of unseasoned issuers and options on futures. Please see "Investment Objective, Policies and Risk Considerations" in this Prospectus for additional information.

NON-DIVERSIFICATION

Each Fund will be operated as a "non-diversified" portfolio, which means that half of each Fund's portfolio can be invested in two or more stocks, while the other half is spread out among investments not exceeding 5% of the Fund's total assets. As a result of their non-diversified status, each Fund's shares may be more susceptible to adverse change in the value of securities of a particular company than would be the shares of a diversified investment company.


PURCHASES OF SHARES

Shares of the Funds may be purchased at the next determined net asset value per share (see "Calculation of Share Price"). Shares will be sold without a sales load, with an initial investment of at least $10,000, or $2,000 for initial investments by an IRA (see "How to Purchase Shares"). Subsequent investments must be at least $50, subject to certain exceptions. Purchases may be made by check or by bank wire. Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms or financial institutions.


REDEMPTIONS OF SHARES


Investors may redeem shares at their next determined net asset value per share by so instructing the Funds' Transfer Agent. Investors may also redeem shares through a brokerage firm or financial institution through whom shares are owned. See "How to Redeem Shares."



INVESTMENT ADVISER

The Funds will be managed by Interactive Research Advisers, Inc. (the "Investment Adviser"). The Investment Adviser is paid a monthly management fee at the annual rate of 1.50% of each Fund's average daily net assets. The Investment Adviser is also responsible for the provision of administrative services to the Funds, for which it receives an additional fee. From time to time, the Investment Adviser may waive all or some of its fees which would have the effect of lowering a Fund's overall expense ratio and increasing the return to shareholders during the period such amount is waived or assumed.


TRANSFER AGENT

The Investment Adviser has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. For further information regarding the Transfer Agent, see "Investment Advisory and Other Services."


DIVIDENDS

Each Fund intends to declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. See "Taxes." Currently, each Fund intends to distribute income and capital gains annually. All dividends and distributions will be reinvested automatically in shares of the applicable Fund unless the shareholder elects otherwise. See "Dividends and Distributions."

SUMMARY OF FUND EXPENSES
===============================================================================

The purpose of the tables below is to assist the investor in understanding the various costs and expenses an investor in each of the Funds will bear directly or indirectly. There are no sales charges, "loads" or maintenance charges of any kind imposed on the purchase of shares (see "How to Purchase Shares").

SHAREHOLDER TRANSACTION EXPENSES
                                                                           THE          THE           THE
                                                                       TECHNOLOGY     MEDICAL     TECHNOLOGY
                                                                          VALUE     SPECIALISTS     LEADERS
                                                                          FUND         FUND          FUND

   Maximum sales load imposed on purchases.............................     None         None          None
   Maximum sales load imposed
     on reinvested dividends...........................................    None          None          None
   Deferred sales load.................................................     None         None          None

ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
   Management Fees.....................................................    1.50%(A)     1.50%(A)      1.50% (A)
   12b-1 Fees..........................................................     None         None          None
   Other Expenses......................................................     .45%         .45%          .45%
                                                                       ---------    ---------     ---------
   Total Fund Operating Expenses.......................................    1.95%(A)     1.95%(A)      1.95% (A)
                                                                       =========    =========     =========

(A)The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit each Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Example:
Assuming (i) a $1,000 investment and (ii) a 5% annual return, an investor would pay the following expenses over the periods indicated:


                                                                           THE MEDICAL
                                                     THE TECHNOLOGY        SPECIALISTS      THE TECHNOLOGY
                                                       VALUE FUND             FUND           LEADERS FUND

1 Year...........................................       $  20              $   20               $ 20
3 Years..........................................          61                  61                 61
5 Years..........................................         105
10 Years.........................................         227

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. With respect to The Technology Value Fund, Annual Fund Operating Expenses are based on amounts incurred during the most recent fiscal year, except that they have been restated to reflect current fees as if they had been in effect during such year. With respect to The Medical Specialists Fund and The Technology Leaders Fund, the percentages expressing Other Expenses are based on estimated amounts for the current fiscal year. Please see "Investment Advisory and Other Services" for a description of the Funds' expenses.

FINANCIAL HIGHLIGHTS
===============================================================================

The following information is an integral part of The Technology Value Fund's financial statements and should be read in conjunction with the financial statements. The financial statements of The Technology Value Fund as of December 31, 1996 and following information were audited by Kevane Peterson Soto & Pasarell; the financial statements of The Technology Value Fund as of June 30, 1997 are unaudited. These financial statements appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders by calling the Transfer Agent (nationwide call toll-free 888-884-2675) or by writing to the Trust at the address on the front of this Prospectus. As of the date of this Prospectus, the Medical Specialists Fund and The Technology Leaders Fund have not commenced operations and thus no financial information has been provided as to these Funds.

                              TECHNOLOGY VALUE FUND
===================================================================================================================
                                                   Six Months
                                                       Ended          Year            Year        Period From
                                                     06/30/97         Ended           Ended       05/20/94(a)
                                                    (unaudited)     12/31/96        12/31/95      to 12/31/94
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      26.66    $      18.44    $     11.70    $     10.00
                                                  ------------   --------------  -------------  -------------

Income from investment operations:
   Net investment loss.........................         ( 0.07)         ( 0.08)        ( 0.14 )       ( 0.03 )
   Net realized and unrealized gains on
     investments...............................           5.21            11.20          7.28           2.56
                                                  ------------   --------------  -------------  -------------

Total from investment operations...............           5.14           11.12           7.14           2.53
                                                  ------------   --------------  -------------  -------------

Less distributions:
   Distributions from net realized gains.......         ( 0.12)        ( 2.90 )        ( 0.40 )       ( 0.83 )
                                                  ------------   --------------  -------------  -------------

Net asset value at end of period...............   $      31.68    $      26.66    $     18.44    $     11.70
                                                  ============   ==============  =============  =============

Ratios and supplemental data:

Total return ..................................          39.1%(c)        60.5%          61.2%          25.3% (b)
                                                  ============   ==============  =============  =============

Net assets at end of period (millions).........   $      108.7    $       35.1    $       2.7    $       0.2
                                                  ============   ==============  =============  =============

Ratio of expenses to average net assets........          1.89%(c)        1.81%          1.98%          1.96% (c)

Ratio of net investment loss to average
     net assets................................        ( 1.41%)(c)     ( 0.55%)       ( 1.45%)       ( 1.29%)(c)

Portfolio turnover rate........................            41%(c)          43%            45%            56%

Average commission rate per share..............   $     0.0380    $     0.0426            N/A            N/A

(a)      Commencement of operations.
(b)      Not annualized.
(c)      Annualized.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS
===============================================================================


INVESTMENT OBJECTIVE


The Technology Value Fund

The Technology Value Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in equity securities of companies, which may be of any size, in the electronic technology and medical technology fields which, in the Investment Adviser's opinion, are undervalued and have potential for capital appreciation.

The Medical Specialists Fund

The Medical Specialists Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies, which may be of any size, in the health and biotechnology fields that, in the Investment Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation without regard to market capitalization. The health and biotechnology fields include the cardiovascular medical device, minimally invasive surgical tool, pharmaceutical, biotechnology, managed care provider and generic drug segments of the technology industry.

The Technology Leaders Fund

The Technology Leaders Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies, which may be of any size, in the high technology field that, in the Investment Adviser's opinion, have the strongest competitive position. In assessing the strength of a company's competitive position, the Investment Adviser may consider such factors as technology leadership, market share, patents and other intellectual property, strength of management, marketing prowess and product development capabilities. The high technology field includes the semiconductor, computer, computer peripheral, software, telecommunication and mass storage device segments of the technology industry.


Each Fund's investment objectives may not be changed without shareholder approval. However, for temporary defensive purposes, each Fund may invest any portion of its assets in cash or cash equivalents. Potential investors should be aware that risks exist in all types of investments and there can be no assurance that the Funds will be successful in achieving their respective investment objectives. The Funds' shares are intended for long-term investment. The Funds' investment policies are outlined below, and where applicable, factors which may increase the risk of investing in the Funds have been noted.

INVESTMENT POLICIES

Equity Securities

The equity securities in which the Funds may invest include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies, including foreign securities listed on a foreign securities exchange or traded in the United States. Although certain of the Funds' investments may produce dividends, interest or other income, current income is not a consideration in selecting a Fund's investments.

The Investment Adviser's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Adviser believes that value exceeds the market price. The Investment Adviser intends to focus on the fundamental worth of the companies under consideration, where fundamental worth is defined as the value of the basic businesses of the firm, including products, technologies, customer relationships and other sustainable competitive advantages. For purposes of the Investment Adviser's analysis, fundamental worth is a reflection of the value of an enterprise's assets and its earning power, and will be determined by use of price-earnings ratios and comparison with sales of comparable assets to independent third party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and a strong competitive position are the major factors the Investment Adviser will use in appraising an investment. Applicable price-earnings ratios depend on the earnings potential of an enterprise as determined by the Investment Adviser. For example, an enterprise that is a relatively high growth company would normally command a higher price-earnings ratio than lower growth companies because expected future profits would be higher.

Each Fund invests primarily in equity securities, which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. Each Fund may invest up to 15% of its net assets in illiquid securities, but each Fund does not presently intend to invest more than 5% of its net assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

Each Fund may, from time to time, invest a substantial portion of its assets in small capitalization companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Foreign Securities

Each Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. While the Funds have no present intention to invest any significant portion of their assets in foreign securities, each Fund reserves the right to invest up to 15% of the value of its net assets (measured at the time of purchase) in the securities of foreign issuers and obligors. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investment may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

Debt Securities

Each Fund may also invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

Each Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc., or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

Put and Call Options

The Medical Specialists Fund and The Technology Leaders Fund may each write
(sell) covered put and call options as a means of enhancing their respective returns, and may buy put and call options written by others covering securities and stock indices to attempt to provide protection against the adverse effects of anticipated changes in the prices of such securities. Each Fund may write covered call options as a means of enhancing its return through the receipt of premiums when the Investment Adviser determines that the underlying securities have achieved their potential for appreciation. Option writing, while designed to hedge and enhance income, may result in lost profit and transaction costs. The Statement of Additional Information contains more information regarding these activities.

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies, which may not be changed without shareholder approval:


Non-Diversification of Investments


As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of each Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other registered investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer. Each Fund will not invest more than 5% of its total assets in the securities of any single investment company nor more than 10% of their total assets in the securities of all other investment companies.

Concentration of Investments


Each Fund will concentrate its investments in the technology industry. Concentration allows a Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. Each Fund will therefore invest 25% or more of its total assets in the technology industry. It is possible that, compared to the broad market, a particular group of related stocks will decline in price due to developments affecting an industry. For example, the technology industry may be strongly affected by changes in the economic climate, broad market swings, moves in a dominant industry stock or regulatory changes.

The Technology Value Fund will invest primarily in a combination of companies within the electronic and medical technology segments, while The Medical Specialists Fund will invest primarily in companies within the health and biotechnology segment, and The Technology Leaders Fund will invest primarily in companies within the high technology segment. The Funds will be subject to greater risk because of their concentration of investments in a single industry and within certain segments of the industry. For example, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments. Investments in the high technology segment include the risk that certain high technology products and services are subject to competitive pressures and aggressive pricing. Additionally, health, biotechnology and high technology segment products and services are subject to risk of rapid obsolescence caused by scientific developments and technological advances.

Although the Investment Adviser currently believes that investments by the Funds in certain health, biotechnology and technology companies may offer greater opportunities for growth of capital than investments in other industries, such investments may also expose investors to greater than average financial and market risk. Accordingly, an investment in one or more of the Funds does not constitute a balanced investment program.

The Funds intend to invest primarily in the following industry segments:

      ELECTRONIC/HIGH TECHNOLOGY         HEALTH AND BIOTECHNOLOGY
      o  Semiconductor                   o  Cardiovascular Medical Device
      o  Computer                        o  Minimally Invasive Surgical Tool
      o  Computer Peripheral             o  Pharmaceutical
      o  Software                        o  Biotechnology
      o  Telecommunication               o  Managed Care Provider
      o  Mass Storage Device             o  Generic Drug

Borrowing

Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

Lending Portfolio Securities

Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Each Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.

Other Investment Policies

Each Fund proposes to follow certain other investment policies set forth below, which are not matters of fundamental policy and may be changed at the discretion of management of the Trust, without a vote of the shareholders:

Companies With Less Than Three Years' Continuous Operation
The Funds may purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) but only to the extent that such purchase would not cause a Fund's investments in all such companies to exceed 25% of the value of its net assets at the time of purchase. Each Fund presently intends not to invest more than 5% of the value of its net assets in such companies during the coming year.

Warrants

The Funds may purchase warrants, valued at the lower of cost or market, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase.

Portfolio Turnover

The Funds will not seek to realize profits by anticipating short-term market movements but rather intend to purchase securities for long-term capital appreciation. While the rate of portfolio turnover will not be a limiting factor when the Investment Adviser deems changes appropriate, it is expected that given the Funds' investment objectives, each Fund's annual portfolio turnover will not exceed 75%. Portfolio turnover is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all debt securities with remaining maturities of one year or less when purchased by the Funds.

Money Market Instruments

For defensive purposes, each Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Funds may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-2 or better by Standard & Poor's Ratings Group or Prime-2 or better by Moody's Investors Service, Inc., repurchase agreements, shares of money market investment companies, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion.


INVESTMENT ADVISORY AND OTHER SERVICES
==============================================================================

INVESTMENT ADVISER

The Trust retains Interactive Research Advisers, Inc., 101 Park Center Plaza, Suite 1300, San Jose, California 95113, as its Investment Adviser. The Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis, who also serve as Trustees of the Trust.

Mr. Kam and Mr. Landis have served as co-portfolio managers of The Technology Value Fund since the Fund's inception. Mr. Kam is the portfolio manager of The Medical Specialists Fund and Mr. Landis is the portfolio manager for The Technology Leaders Fund. Prior to his association with the Investment Adviser, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Corporation, a medical device company headquartered in Aguadilla, Puerto Rico. Prior to his association with the Investment Adviser, Mr. Landis served as New Products Marketing Manager for S-MOS Systems, Inc., a San Jose, California-based semiconductor firm.

Under investment advisory contracts (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser furnishes advice and recommendations with respect to each Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers of the Trust responsible for the overall management and administration of the Trust, subject to supervision of the Trust's Board of Trustees. Such officers as well as certain Trustees of the Trust may be directors, officers or employees of the Investment Adviser or its affiliates.

All orders for transactions in securities on behalf of the Funds are placed with broker-dealers selected by the Adviser. The Adviser may select broker-dealers that provide it with research services and may cause the Funds to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services provided.

Under the Advisory Agreement, the Investment Adviser is responsible for (i) the compensation of any of the Trust's Trustees, officers and employees who are directors, officers, employees or shareholders of the Investment Adviser, (ii) compensation of the Investment Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing the Funds' Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Investment Adviser under the Advisory Agreement, the Investment Adviser receives from each Fund a management fee equal to 1.50% per annum of such Fund's average daily net assets. The management fee is accrued daily and is paid to the Investment Adviser at the end of each month. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

FUND ADMINISTRATION

The Trust has entered into a separate contract with the Investment Adviser wherein the Investment Adviser is responsible for providing administrative and general supervisory services to the Funds (the "Administration Agreement"). Under the Administration Agreement, the Investment Adviser oversees the maintenance of all books and records with respect to the Funds' securities transactions and the Funds' book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Investment Adviser has also assumed responsibility for payment of all of the Funds' operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Investment Adviser under the Administration Agreement, the Investment Adviser receives a fee at the annual rate of .45% of each Fund's average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion.

The Investment Adviser has retained Countrywide Fund Services, Inc. (the "Transfer Agent") to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Funds, and to assist the Investment Adviser in providing executive, administrative and regulatory services to the Funds. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Investment Adviser (not the Funds) pays the Transfer Agent's fees for these services. In addition to the Transfer Agent, the Adviser may retain and pay brokers who provide shareholder servicing to their customers.


HOW TO PURCHASE SHARES
===============================================================================

You may purchase shares directly through the Funds' Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Funds' shares. Your initial investment in the Funds must be at least $10,000 per Fund (or $2,000 per Fund for IRAs). Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms. Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds or an agent of the Funds. Purchase orders received by such agents prior to 4:00 p.m., eastern time, on any business day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customers) for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., eastern time, are confirmed at that day's net asset value.


You may open an account and make an initial investment in the Funds through selected brokerage firms or financial intermediaries or by sending a check and a completed account application form to Interactive Investments, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "The Technology Value Fund," "The Medical Specialists Fund," or "The Technology Leaders Fund." The Funds will not accept third party checks for the purchase of shares.

The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Funds' account application contains provisions in favor of the Trust and certain of its affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

You may also purchase shares of the Funds by wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-884-2675) for instructions. You should be prepared to give the name of the Fund in which you wish to purchase shares, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to Interactive Investments, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "The Technology Value Fund," "The Medical Specialists Fund" or "The Technology Leaders Fund." Bank wires should be sent as outlined above. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account.

HOW TO REDEEM SHARES
===============================================================================

You may redeem shares of each Fund on each day that the Transfer Agent is open for business by sending a written request to the Transfer Agent. You may also redeem shares through a broker or financial intermediary through whom you own shares. When requesting a direct redemption through the Transfer Agent, the request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may also redeem shares by placing a wire redemption through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust's agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.


You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above. Payment is made within three business days after tender in such form, provided that payment for redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

The Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss.

At the discretion of the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.


The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.


SHAREHOLDER SERVICES
===============================================================================

Contact the Transfer Agent (Nationwide call toll-free 888-884-2675) for additional information about the shareholder services described below.


TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --  Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code


DIRECT DEPOSIT PLANS

Shares of each Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Funds.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in each Fund from your bank, savings and loan or other depository institution account. The minimum monthly investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.


EXCHANGE PRIVILEGE
===============================================================================

Shares of the Funds may be exchanged for each other at net asset value.

To request an exchange, you may send a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

The telephone exchange privilege is automatically available to all shareholders. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Exchanges may only be made for shares of the Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss.

DIVIDENDS AND DISTRIBUTIONS
===============================================================================

Each Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional shares of the Funds (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES
===============================================================================

The following discussion relates solely to the federal income tax treatment of dividends and distributions by the Funds. Investors should consult their own tax advisers for further details and for the application of state, local and foreign tax laws to their particular situations.


Each Fund intends to qualify and to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's timing requirements.


Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are currently taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Funds) as ordinary income.


Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

To avoid a 31% federal backup withholding tax requirement on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number to the Trust on the investment application and provide certain other certifications. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Trust that the number furnished by the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income. Amounts withheld by the Funds are applied to the shareholder's federal income tax liability. In addition, foreign shareholders may be subject to federal income tax withholding of up to 30% of dividends, distributions and redemption proceeds from the Funds.

Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Funds) will be furnished to each shareholder not later than 30 days following the close of the calendar year during which the payments are made.

The above discussion concerning the taxation of dividends and distributions received by shareholders is applicable whether a shareholder receives such payment in cash or reinvests such amount in additional shares of the Funds. Thus, dividends and distributions which are taxable as ordinary income or capital gain are so taxable whether received in cash or reinvested in additional shares of the Funds.

Additional information regarding the taxation of the Funds and their shareholders is contained in the Statement of Additional Information under "Taxes."


CALCULATION OF SHARE PRICE
===============================================================================

On each day that the Transfer Agent is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., eastern time. The Transfer Agent is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities, as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.


PERFORMANCE INFORMATION
===============================================================================

Each Fund may, from time to time, include figures indicating its total return, or yield and total return, in advertisements or reports to shareholders or prospective investors. Any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period and annualizing the result. Quotations of a Fund's average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (or shorter periods dating from the commencement of Fund operations) will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and distributions are reinvested when paid.

Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a further description of the methods to be used to determine a Fund's average annual total return and yield, please refer to "Performance Information" in the Statement of Additional Information.

The table below shows the investment results for The Technology Value Fund for various periods throughout the Fund's lifetime. The results represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Stock Index (the "S&P 500"), the NASDAQ Composite Index ("NASDAQ") and the Dow Jones Industrial Average (the "DJIA"). The table does not make any allowance for federal, state or local income taxes. The Technology Value Fund's Annual Report contains additional performance information and is available on request and without charge by calling 888-884-2675. As of the date of this Prospectus, The Medical Specialists Fund and The Technology Leaders Fund have not commenced operations and thus have no performance history.

The results should not be considered a representation of the total return from an investment made in The Technology Value Fund today. The periods shown were generally favorable ones for stock market investing. This information is provided to help you better understand The Technology Value Fund and may not provide a basis for comparison with other investments or mutual funds (including The Medical Specialists Fund and The Technology Leaders Fund) which are managed according to different investment objectives or strategies or which use a different method to calculate performance.

                                        TECHNOLOGY
   PERIOD                         VALUE FUND         S&P 500            DJIA            NASDAQ**
   ---------------------------------------------------------------------------------------------

  5/20/94* - 12/31/94               25.30%            2.74%             3.52%            3.48%

  1/1/95 - 12/31/95                 61.17%           37.58%            36.84%           39.92%

  1/1/96 - 12/31/96                 60.55%           22.96%            28.88%           22.71%

  1/1/97- 6/30/97                   19.40%           20.61%           20.12%           11.94%

  Aggregate Total
  Return Since Inception           287.13%          109.62%           119.30%           98.88%

  Annualized Total
  Return Since Inception            54.43%           26.70%            28.75%           25.07%

*  Fund Inception Date
** Measures price appreciation only; dividends not included.

GENERAL INFORMATION
===============================================================================


ORGANIZATION AND CAPITAL STRUCTURE

The Trust was organized in November 1993 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. The Trust currently has authorized the issuance of three series of shares, or Funds. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each share of a Fund has one vote irrespective of the relative net asset value of the shares. The voting rights of shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all Trustees being elected. On issues affecting only a particular Fund, the shares of the affected Fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.


Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, may be deemed to control The Technology Value Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.


The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust. The Board exercises all of the rights and responsibilities required by, or made available under, the Delaware Business Trust Act.


SHAREHOLDER MEETINGS AND INQUIRIES

Annual meetings of shareholders will not be held unless called by the shareholders pursuant to the Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder.

Special meetings of the shareholders may be held, however, at any time and for any purpose, (i) if called by the Chairman of the Board of Trustees, if one exists, the President and two or more Trustees, (ii) if called by one or more shareholders holding 10% or more of the shares entitled to vote on matters presented to the meeting, or (iii) if an annual meeting is not held within any 13-month period, upon application of any shareholder, a court of competent jurisdiction may summarily order that such meeting be held.


REPORTS TO SHAREHOLDERS

The Funds will issue semiannual reports which will include a list of securities owned by the Funds and financial statements which, in the case of the annual report, will be examined and reported upon by the Funds' independent auditors.

                                   Technology
                                   Value Fund
                                     Medical
                                Specialists Fund
                                   Technology
                                  Leaders Fund


===============================================================================
                                    Website:
                                www.techfunds.com
===============================================================================




===============================================================================
                             E-Mail Auto-responder:
                                TVF@mailback.com
===============================================================================




===============================================================================
                                Toll-Free Number:
                                 1-888-883-3863

                             INTERACTIVE INVESTMENTS


                       STATEMENT OF ADDITIONAL INFORMATION

                                December 3, 1997

                            THE TECHNOLOGY VALUE FUND
                          THE MEDICAL SPECIALISTS FUND
                           THE TECHNOLOGY LEADERS FUND

This Statement of Additional Information is not a Prospectus, but is to be read in conjunction with the Prospectus of Interactive Investments dated December 3, 1997. A copy of the Prospectus can be obtained by writing the Trust at 101 Park Center Plaza, Suite 1300, San Jose, California 95113, or by calling the Trust at 888- 884-2675.


TABLE OF CONTENTS

The Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Definitions, Policies and Risk Considerations . . . . . . . . . 2
Quality Ratings of Corporate Bonds and Preferred Stocks . . . .11
Investment Restrictions . . . . . . . . . . . . . . . . . . . .13
Management of the Trust . . . . . . . . . . . . . . . . . . . .15
Principal Security Holders . . . . . . . . . . . . . . . . . . 16
Investment Advisory and Other Services . . . . . . . . . . . . 17
Securities Transactions . . . . . . . . . . . . . . . . . . . .19
Purchase, Redemption and Pricing of Shares . . . . . . . . . . 20
Performance Information . . . . . . . . . . . . . . . . . . . .22
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . .28
Legal Counsel and Auditors . . . . . . . . . . . . . . . . . . 28
Miscellaneous Information . . . . . . . . . . . . . . . . . . .28
Financial Statements. . . . . . . . . . . . . . . . . . . . . .28


December 1, 1997

                                    THE TRUST

         Interactive Investments (the "Trust") was organized as a Delaware business trust on November 11, 1993. The Trust currently offers three series of shares to investors, The Technology Value Fund, The Medical Specialists Fund, and The Technology Leaders Fund (referred individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objectives and policies.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Policies and Risk Considerations") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to a Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         MONEY MARKET FUNDS. Each Fund may under certain circumstances invest a portion of its assets in money market investment companies. The 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market investment company involves payment of such company's pro rated share of advisory and administrative fees charged by such company, in addition to those paid by the Funds.

         WARRANTS. Each Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

         FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, the Funds may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         WRITING COVERED CALL OPTIONS (THE MEDICAL SPECIALISTS FUND AND THE TECHNOLOGY LEADERS FUND ONLY). The Medical Specialists Fund and The Technology Leaders Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that those Funds have considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

         The writing of covered call options is a conservative investment technique which the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         WRITING COVERED PUT OPTIONS (THE MEDICAL SPECIALISTS FUND AND THE TECHNOLOGY LEADERS FUND ONLY). The Medical Specialists Fund and The Technology Leaders Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

         OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Investment Adviser's ability to select the proper time, type and duration of the options.

         By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options a Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options a Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.

         The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Funds generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

         BORROWING. The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

         Each Fund does not intend presently to invest more than 5% of its net assets in illiquid securities. In the event that a Fund's investments in illiquid securities are deemed to exceed 5% of its net assets due to changes in the liquidity of securities already held, the Fund will expeditiously dispose of such securities in order to satisfy the 5% limitation.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

         The ratings of Moody's and Standard & Poor's for CORPORATE BONDS in which the Funds may invest are as follows:

         MOODY'S

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         STANDARD & POOR'S

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         The ratings of Moody's and Standard & Poor's for PREFERRED STOCKS in which the Funds may invest are as follows:

         MOODY'S

         aaa - An issue which is rated aaa is considered to be a top- quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a - An issue which is rated a is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         STANDARD & POOR'S

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS


                  Each Fund has adopted the following investment restrictions as matters of fundamental investment policy (except where noted below), which restrictions may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. Each Fund may not:


         1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund does not intend to invest more than 5% of net assets in restricted securities.

         2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.


         3. Purchase or sell commodities or commodity contracts, including futures contracts, except that The Medical Specialists Fund and The Technology Leaders Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

         4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e. loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. See Prospectus, "Investment Objectives, Policies and Risk Considerations."

         5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

         7. Purchase or sell puts and calls on securities, except that The Medical Specialists Fund and The Technology Leaders Fund may purchase and sell puts and calls on stocks and stock indices.

         8.       Make short sales of securities.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

         With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

                             MANAGEMENT OF THE TRUST

         The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended December 31, 1996.

                                                         AGGREGATE COMPENSATION
NAME                    AGE           POSITION HELD         FROM THE TRUST**
----                    ---           -------------      -------------------
*Kevin M. Landis         36       Trustee/President            $    0
*Kendrick W. Kam         37       Trustee/Secretary                 0
 Michael T. Lynch        36       Trustee                         400
 Mark K. Taguchi         41       Trustee                         400
 Yakoub Billawala        32       Treasurer                         0

* This Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) by virtue of his affiliation with the Investment Adviser.
**   The Trust does not maintain pension or retirement plans.

     The principal occupations of the Trustees and officers of the Fund during the past five years are set forth below:

         KENDRICK W. KAM, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, has been President of Interactive Research Advisers, Inc. since its founding in August 1993. From 1988-1992 Mr. Kam was the Vice President of Marketing and Finance for Novoste Corporation, a medical device manufacturer.

         KEVIN M. LANDIS, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, has been Vice President and Secretary of Interactive Research Advisers, Inc. since its founding in August 1993. From 1991-1993 he served as New Products Marketing Manager for S-MOS Systems, a semiconductor firm.

         MICHAEL T. LYNCH, 523 E. Hods Hollow Drive, Kaysville, Utah 84037, is currently a Product Manager for Iomega Corp. Mr. Lynch served as a Product Manager for Adaptec, Inc. during 1995. He served as Product Line Manager for Calera Recognition Systems, Inc., a manufacturer of Optical Character Recognition Software, from 1990 to 1995.

         MARK K. TAGUCHI, 526 Occidental Avenue, San Mateo, California 94402, is currently strategic relations manager for the WebFORCE group at Silicon Graphics, Inc. Mr. Taguchi is also a principal with Renaissance Management, a business development firm. From 1990-1993 he was a Vice President of Postal Buddy Corporation, a delivery services company.

         YAKOUB BILLAWALA, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, is Chief Operating Officer for Interactive Research Advisers, Inc. He was previously the Database Marketing Manager for Silicon Graphics, Inc. (1995- 1996); the Director of Product Management and Product Marketing for Starbase Corporation (1994-1995); and a Senior Product Manager for Oracle Corporation (1989-1994).

                           PRINCIPAL SECURITY HOLDERS


         As of November 14, 1997, the following persons owned of record 5% or more of the shares of the Funds:

THE TECHNOLOGY VALUE FUND:

NAME                                            SHARES          % OWNERSHIP
Charles Schwab & Co.                          2,597,877           35.05%
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin &                           1,006,521           13.58%
  Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial                            1,662,144           22.43%
  Services Corp.
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

         Charles Schwab & Co., a corporation organized in California, may be deemed to control The Technology Value Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

         As of November 14, 1997, the Trustees and officers of the Trust owned of record or beneficially less than 1% of the Fund's outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

         Interactive Research Advisers, Inc., a California corporation, 101 Park Center Plaza, Suite 1300, San Jose, California 95113 (the "Investment Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis.

         The Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser has been approved by the Board of Trustees of the Trust, including a majority of the Trustees who were not a party to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of a party to the Advisory Agreement.

         Under the Advisory Agreement, the Investment Adviser (i) manages the investment operations of each Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

         By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         Pursuant to the Advisory Agreement, each Fund pays to the Investment Adviser, on a monthly basis, an advisory fee equal to 1.50% per annum of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. For the fiscal years ended December 31,

1996, 1995 and 1994, The Technology Value Fund paid advisory fees of $122,185, $13,192 and $867, respectively.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and may have numerous advisory clients besides the Funds.

THE ADMINISTRATION AGREEMENT

         The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Funds. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

         Pursuant to the Administration Agreement, each Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to .45% per annum of its average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion. For the fiscal years ended December 31, 1996, 1995 and 1994, The Technology Value Fund paid administrative fees of $101,257, $13,192 and $867, respectively.

         The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (1) by vote of the Board of Trustees of the Trust, or (2) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

COUNTRYWIDE FUND SERVICES, INC.

         Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, Cincinnati, Ohio 45202, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares and act as dividend and distribution disbursing agent. Countrywide also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Countrywide to perform its duties. For the performance of these services, the Investment Adviser (not the Funds) pays Countrywide (i) a fee for administrative services at the annual rate of .1% of the average value of each Fund's daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $200,000,000;
(ii) a fee for transfer agency and shareholder services at the annual rate of $16 per shareholder account of the Funds; and (iii) a monthly fee for accounting and pricing services which will vary according to each Fund's average net assets during such month. In addition, the Investment Adviser reimburses Countrywide for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

         Countrywide is an indirect wholly owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

                             SECURITIES TRANSACTIONS

         The Investment Adviser furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

         The Investment Adviser may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser's other investment accounts.

         The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Funds do not allocate brokerage business in return for sales of the Funds' shares.

         Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Funds to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.

         The Technology Value Fund paid brokerage commissions of $57,050, $6,298 and $550 during the fiscal years ended December 31, 1996, 1995 and 1994, respectively.

         The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE

         The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

         In valuing a Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Funds, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES

         Orders for shares received by the Trust in proper form prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange. Orders received in proper form after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Funds.

         The Trust will redeem all or any portion of a shareholder's shares of the Funds when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

REDEMPTION IN KIND

         Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

                             PERFORMANCE INFORMATION

         A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by- year returns.

         For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                  P(1+T)n = ERV
Where:
         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years (1, 5, or 10)
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

         The foregoing information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

         The average annual total returns of the Technology Value Fund for the periods ended June 30, 1997 are as follows:

                  1-Year                             38.41%
                  Since inception (May 20, 1994)     54.51%

         Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Technology Value Fund's total returns as calculated in this manner for each of its past three fiscal periods are as follows:

                  PERIOD ENDED
                  December 31, 1994*                    25.30%
                  December 31, 1995                     61.17%
                  December 31, 1996                     60.55%

*        From May 20, 1994 to December 31, 1994.

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

         The performance quotations described above are based on historical earnings of The Technology Value Fund only and are not intended to indicate future performance of any of the Funds.

         To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Funds may provide comparative performance information appearing in any appropriate category published by Lipper Analytical Services, Inc. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

                                      TAXES


         The Technology Value Fund has elected, and each Fund intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies; (b) for taxable years beginning on or before August 5, 1997, derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures and forward contracts on foreign currencies) not directly related to the business of investing in stocks and securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses; and
(d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.


         As regulated investment companies, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) and its net capital gain (not taking into account any capital gains or losses from sales and exchanges) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, each Fund intends to make distributions in accordance with these distribution requirements.


         In view of each Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of each Fund's gross income. Distributions by the Funds of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of each Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includible in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.


         Each Fund may invest as much as 15% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Funds do not anticipate investment in securities of foreign corporations to this extent, the Funds will likely not be able to make this election and foreign tax credits will be allowed only to reduce a Fund's tax liability, if any.

         Under the Code, upon disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income.

         Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions which are expected to be or have been announced.

         Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Funds which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Funds will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the

Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Funds.


                                    CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, has been retained to act as Custodian for each Fund's investments. Star Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


                           LEGAL COUNSEL AND AUDITORS

         The law firm of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104, acts as legal counsel for the Trust and the Trust's independent Trustees.

         The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 1997. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and will advise the Trust as to certain accounting matters.

                            MISCELLANEOUS INFORMATION

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

                  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The Technology Value Fund's audited financial statements as of December 31, 1996 and its unaudited financial statements as of June 30, 1997 appear in the reports which are attached to this Statement of Additional Information.

                           INTERACTIVE INVESTMENTS

                             Technology Value Fund

                                     1996
                                    Annual
                                    Report

1996 Results ..........    2
Portfolio
Discussion .............   3
Portfolio Detail ......    4
Auditor's Report ....      6
Financial
Statements .............   7



                                 1996 Results

  1996 was an excellent year for the Technology Value Fund. Returns of 60.5 % for the full year far exceeded our expectations and easily outpaced all of our performance yardsticks (including the broad market indices shown at right). This marks the second consecutive year that the TVF has returned over 60%.

  Peer group comparisons were equally impressive. For 1996 TVF was the #1 no-load fund in America (ranked third overall) and ranked #1 among our peer group, science & technology funds. (As reported in the Wall Street Journal - source: Lipper Analytical)

  Although we are pleased by our recent results, it is important to note that our historical returns are well above reasonable long-term expectations. We expect that the industries and companies we invest in will remain volatile, and will continue to offer excellent investment opportunities for years to come.

(Note: All performance and ranking data are net of expenses.)


                   Performance

=================================================
                    Q496         1      5/20/94 -
                               year     12/31/96
-------------------------------------------------


   TVF              7.0%      60.5%      224.2%
   DJIA             9.6%      26.0%       71.2%
   S&P 500          7.8%      20.3%       77.7%
   NASDAQ           5.2%      22.7%       62.8%


                             Long Term Performance

The chart below shows the monthly performance of the Technology Value Fund (since inception) versus the three most commonly referenced market indices:
The Dow Jones Industrial Average, the Standard & Poor's 500 index and the NASDAQ composite. (Note: Each of these indices represent an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.)


MOUNTAIN CHART COMPARING CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
TECHNOLOGY VALUE FUND (TVF), THE STANDARD & POOR's 500 INDEX (S&P 500), THE
DOW JONES INDUSTRIAL AVERAGE (DJIA) AND THE NASDAQ COMPOSITE (NASDAQ)

                                 TVF        S&P 500          DJIA        NASDAQ
                                 ---        -------          ----        ------


May 1994                       $10,000      $10,000       $10,000       $10,000
June 1994                        9,190        9,766         9,625         9,714
September 1994                  11,190       10,171        10,204        10,519
December 1994                   12,530       10,096        10,181        10,348
March 1995                      13,344       11,007        11,039        11,246
June 1995                       15,743       11,975        12,097        12,845
September 1995                  20,680       12,846        12,715        14,360
December 1995                   20,195       13,539        13,586        14,478
March 1996                      21,586       14,189        14,834        15,156
June 1996                       27,971       14,742        15,014        16,307
September 1996                  30,292       15,108        15,618        16,883
December 1996                   32,423       16,283        17,121        17,766



                    TVF PERFORMANCE AS OF DECEMBER 31, 1996

1996 Annual Return                                    +60.5%
Average Annual Return Since Inception*                +56.7%
Average Annual Return Since Effectiveness**           +63.4%

          *    TVF inception on 05/20/94
         **    TVF effectiveness: 12/15/94 (per SEC)

-- Past performance is no guarantee of future results --


                             Portfolio Discussion

   Assets under management more than doubled during the fourth quarter. Strong cash inflows afforded us a great deal of flexibility in adjusting our sector weightings. Although the Fund's overall Q4 performance was a steady 7.0%, there was tremendous volatility beneath the surface, as sector performance diverged significantly. At a more granular level, the performance of specific stocks ran the gamut from spectacular to appalling. In our view, this divergence vividly illustrates the importance of individual stock selection within each sector.

   The chart below shows the Fund's holdings by sector as of year end. Our weighting in semiconductors rose from 33.1% to 44.7%. Among the biggest winners were Lattice, Altera, Intel and Triquint. We lost money on C-Cube, Cirrus Logic and S-3. Our investment in the semiconductor capital equipment sector declined from 5.3% to 1.8%. Opal was purchased by Applied Materials.

   The Fund's weighting in Electronic Design Automation (EDA) rose from 11.0% to 12.8%. We added to our holdings in Avanti, Epic and, unfortunately, Silicon Valley Research, which lost more than half its value. Software fell from 1.3% to 0.2%.

We dramatically increased our weighting in the networking sector, from 4.5% to 20.8%. In addition to increasing our holding in Cisco Systems, we also established new positions in 3 Com, Cabletron and US Robotics. We added to our position in Iomega, causing our investment in the computer peripherals sector to expand from 1.5% to 3.0%. Our weighting in medical stocks contracted from 19.0% to 12.4%. We added to our position in Arterial Vascular Engineering and established new positions in Medwave and TheraTx.

                              Portfolio Snapshot

The accompanying table shows the Fund's positions as of year end. Portfolio snapshots are available through the Fund's e-mail auto-responder. To obtain a snapshot, send any e-mail message to: TVF@mailback.com. The quarter-end snapshot will be posted near the end of the following month.


pie chart:

Fund Holdings by Sector as of 12/31/96


Semiconductors      44.7%
Software             0.2%
Cash                 4.4%
EDA                 12.7%
Medical             12.4%
Networking          20.8%
Peripheral           3.0%
Semi Equip           1.8%


                             Investment Philosophy

  We believe that a thorough understanding of the industries we follow enables us to buy great companies at bargain prices.

  Because these industries are characterized by rapid rates of innovation, and therefore obsolescence, companies can fall in and out of favor very quickly, causing drastic swings in valuation. Often these sudden mark-ups or mark-downs are deserved, sometimes not.

  We look for situations in which a quality company is unjustly punished by the investment community. This misunderstanding allows us to buy a strong company near the low end of its normal valuation range. If we are right, continued success leads to eventual reassessment, and a healthy return on investment.

  But why are technology companies so often, and so easily, misunderstood? We believe that the most common reasons are the lofty expectations and perceptions of risk associated with innovation. Just as great teams seldom enjoy an undefeated season, great companies occasionally have a bad quarter. When they do, the market tends to build more risk and less growth into their company models.

  An excellent example of this phenomenon is the current sell-off in networking stocks. As we write this (in mid-February), several networking companies have reported results below street expectations, and the group is being marked down as a result. Clearly, the expected growth outlook is being revised downward for the entire sector.


=====================================================
             Top 5 Stocks by $ Gain in Q4 1996
-----------------------------------------------------
Stock                Symbol       $ Gain    % Inc.
-----------------------------------------------------


Intel                 INTC       674,113     34.6
Lattice Semi          LSCC       640,763     53.4
Opal Inc.             OPAL       506,250     83.9
Altera                ALTR       413,663     39.8
Triquint              TQNT       273,800     52.9
-----------------------------------------------------


  We believe this is a mistake. Our view is that the growth in demand for data communications in general, and networking products in particular, is still in its infancy, and that the current sell off represents an excellent entry point. We plan on participating in the growth of the networking group for years to come.

  We also believe that basic industry research can reveal undiscovered gems. Companies with great products can go unnoticed due to the technical nature of their products - They simply take a great deal of time and effort to understand. Those of us who are already following the business closely have an investment advantage in the form of an early discovery window.

  Last year's examples include companies such as Corvita, EP Technologies, Iomega, Ikos, Opal and Vitesse, and we believe many current opportunities lie in the EDA, semiconductor and medical sectors today.


               Technology Value Fund 12/31/96

=================================================================
Security                 Shares        Price     ...Balance...
-----------------------------------------------------------------


3 Com                    25,000       73 3/8      1,834,375.00
Advanced Micro           40,000       25 3/4      1,030,000.00
Altera                   20,000     72 11/16      1,453,750.00
Amgen                     4,000       54 3/8        217,500.00
Applied Materials        10,000     35 15/16        359,375.00
Arterial Vascular        70,000       12 1/2        875,000.00
Avanti                   60,000       31 3/4      1,905,000.00
C-Cube Microsystems      10,000     36 15/16        369,375.00
Cabletron Systems        25,000       33 1/4        831,250.00
Centocor                  6,000       35 3/4        214,500.00
Cisco Systems            50,000       63 5/8      3,181,250.00
Endosonics               26,100       15 1/4        398,025.00
Epic Design Tech         50,000           25      1,250,000.00
Everest Medical          35,000        2 3/4         96,250.00
IKOS                     55,000           20      1,100,000.00
Informix                  3,000       20 3/8         61,125.00
Intel                    20,000    130 15/16      2,618,750.00
Iomega                   60,000       17 3/8      1,042,500.00
Lam Research              4,000       28 1/8        112,500.00
Lattice Semi             40,000           46      1,840,000.00
Level One                40,000       35 3/4      1,430,000.00
MedCath                   8,000           16        128,000.00
Medtronic                 9,000           68        612,000.00
Medwave                   8,700       11 1/4         97,875.00
Mentor                    4,000       29 1/2        118,000.00
Mini-Med                 20,000       32 1/4        645,000.00
Novellus                  3,000      54 3/16        162,562.50
Quality Semi            175,000            9      1,575,000.00
S - 3, Inc.             100,000       16 1/4      1,625,000.00
Sierra Semi             170,000           15      2,550,000.00
Silicon Valley Rsrch    110,000            2        220,000.00
Target Therapeutics       5,900           42        247,800.00
Theratx                  69,800       10 1/4        715,450.00
Triquint                 30,000       26 3/8        791,250.00
US Robotics              20,000           72      1,440,000.00
Vitesse                   1,000       45 1/2         45,500.00
Xilinx                   10,000     36 13/16        368,125.00
-Cash-                1,526,524            1      1,526,523.68
-----------------------------------------------------------------
Total Investments                                35,088,611.18
=================================================================


                              Cardiometrics, CFLO

  Endosonics has committed to acquire Cardiometrics for a combination of cash and stock valued at a minimum of $9.00 - a little more than a 40% premium to CFLO's market price of 6 3/8 prior to the announcement.


======================================================
          Bottom 5 Stocks by $ Loss in Q4 1996
------------------------------------------------------
Stock                 Symbol       $ Loss   % Dec.
------------------------------------------------------


Arterial Vascular     AVEI       676,425     43.6
S-3, Inc.             SIII       389,894     19.4
Silicon Valley Re     SVRI       288,068     56.7
Iomega                 IOM       227,875     17.9
Cabletron Systems       CS       140,350     14.4
------------------------------------------------------


  When the acquisition is completed each share of Cardiometrics will be converted into: $2.00 in cash, 0.35 shares of newly issued Endosonics stock, and between 0.20 and 0.2636 shares of Cardiovascular Dynamics (Nasdaq:CCVD). The exact number of shares of CCVD will be determined so as to make the total package worth at least $9.00 per CFLO share.

  The strange thing is even now, two weeks after the announcement, you can still buy Cardiometrics shares for about $7 1/2. When the deal closes, you will essentially receive $9.00 - a gain of $1.50 per Cardiometrics share or 20%. If you assume that it takes 3 months to close the deal, buying Cardiometrics at $7 1/2 will give you an annualized return of 107.36%. Of course, you have to remember to subtract transactions costs, but this looks almost to good to be true.

  Since the January 27, 1997 acquisition announcement, the fund has been buying Cardiometrics shares. As of this writing, the fund owns 212,500 shares at an average price (including commissions) of $7.542. We look forward to the completion of this acquisition.

                                 TheraTx, THTX

  TheraTx first attracted our attention because its sales and earnings have grown at about 20% per year while the stock trades at a PE of 9.5. The company operates 29 nursing homes, provides rehabilitation services on contract to other nursing home companies, and runs several occupational health clinics. With the help of several acquisitions, sales have grown from $40 million 3 years ago to a revenue run-rate of $400 million today.

  During the 2nd half of 1996, the stock was hit hard because of uncertainty regarding Medicare contract rehabilitation rates. Medicare represents roughly 50% of the company's revenues. The other 50% of TheraTx's revenues looks like a mini-OccuSystems (OSYS), a company which trades roughly at a PE of 30. If you apply OccuSystem's PE to the earnings associated with this half of TheraTx's operations, you get a valuation of about $19. So, if Medicare sets its reimbursement rate so low that TheraTx is forced to exit the business, shareholders would be left with a business unit that the market might value at $19.

  Based on this analysis, the fund purchased a total of 113,800 shares at an average price of $11.58 in late December and early January. On February 11, 1997, Vencor, Inc. (NYSE:VC) announced an agreement to acquire TheraTx for $17.10 per share in cash.

                                    Outlook

  We remain convinced that the medical and electronic technology sectors will continue to offer excellent investment opportunities for years to come. These companies continue to improve people's lives through constant innovation; the art, science and business of making new things possible will enrich all parties concerned.

  We are bullish about the business prospects of each and every company in which we invest. While we are likely to make mistakes from time to time, we believe we are right to focus the bulk of our time and energy on the all-important company selection process. We are comfortable that our approach will continue to lead to good company selection within the right sectors, positioning the Technology Value Fund well for future success.


/s/ Kevin Landis                                     /s/ Ken Kam

KEVIN LANDIS                                         KEN KAM
Portfolio Manager                                    Portfolio Manager
Technology Value Fund                                Technology Value Fund

                    Getting the most Current information on
                           THE TECHNOLOGY VALUE FUND

           Ticker symbol:                   TVFQX
           Newspaper listing:               TECH VALUE
           Toll-Free number:                888-TVF-FUND
                                            888-883-3863

           Website:                         WWW.IINVEST.COM
           E-mail Auto-responder:

                 To receive TVF information send an e-mail to:
                               TVF@MAILBACK.COM




                          Important Legal Disclosures

  This report is provided for the general information of TVF shareholders and is not authorized for distribution to prospective investors in the Fund unless preceeded or accompanied by a current prospectus.

  Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Investing in high technology and medical technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the prospectus carefully. Copies of the most recent prospectus are available on the Fund's web site, or by calling (888) TVF-FUND.

  You may also request the most recent prospectus from the following brokers:
Fidelity Investments, Jack White & Co. and National Investors
Service Corporation..

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                                  Certified Public Accountants




KEVANE PETERSON SOTO & PASARELL                             Donald Kevane
To the Board of Trustees and                                John Peterson
  Shareholders of                                           Adamina Soto
   Interactive Investments                                  Jorge Pasarell
     (Technology Value Fund):                               Waldemar Gonzalez
                                                            Luis Valenzuela
                                                            Nelly Ruiz
                                                            Miguel Ocasio
                                                            Alfredo Rivera


  We have audited the accompanying statement of assets and liabilities of INTERACTIVE INVESTMENTS (TECHNOLOGY VALUE FUND), including the schedule of portfolio investments (Schedule I), as of December 31, 1996, the related statements of operations, changes in net assets and financial highlights for the periods indicated in the accompanying financial statements and the per share data as of December 31, 1996. These financial statements and per share data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and on the per share data based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements, financial highlights, and per share data referred to above present fairly, in all material respects, the financial position of Interactive Investments (Technology Value Fund) as of December 31, 1996, the results of its operations, changes in its net assets, financial highlights, for the periods indicated, and the per share data as of December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Kevane, Peterson, Soto & Pasarell

San Juan, Puerto Rico,
  January 15, 1997, except for
    Note (9) which date is January 31, 1997.


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996


ASSETS:
     Cash in bank                                   $           58
     Accrued interest receivable                            15,433
     Investment securities, at value
         (cost--$32,863,373)                            35,088,611
                                                      ------------
              Total assets                          $   35,104,102
                                                      ------------

LIABILITIES:                                        $            0
                                                      ------------
              Total liabilities                                  0
                                                      ------------

NET ASSETS--at value                                $   35,104,102
                                                       ===========

NET ASSETS COMPRISED OF:
     Paid-in capital                                $   32,703,582
     Net unrealized gain on investments                  2,225,238
     Undistributed net realized gains from sale
              of securities                                300,692
     Accumulated net investment loss                      (125,410)
                                                      ------------
                  Total net assets                  $    35,104,102
                                                       ===========

NET ASSET VALUE/OFFERING PRICE/REDEMPTION PRICE
     PER SHARE BASED ON 1,316,631.691 SHARES        $        26.66
                                                       ===========


                  The accompanying notes and schedule are an
                      integral part of these statements.


STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996


INVESTMENT INCOME:
     Interest                                                    $       5,393
     Dividends                                                         114,196
                                                                  ------------
         Total investment income                                 $     119,589
                                                                  ------------
EXPENSES--investment advisory fees (administration
     fees of $101,257 and management fees of $122,185)           $     (223,442)
                                                                  ------------
NET INVESTMENT LOSS                                              $     (103,853)
                                                                   ===========
REALIZED GAINS AND UNREALIZED
     APPRECIATION ON INVESTMENTS:
         Realized gains from security transactions-
              Proceeds from sales                                    4,377,520
              Cost of securities sold                                1,831,380
                                                                  ------------
         Realized gains                                           $  2,546,140
                                                                  ------------
         Amount of unrealized appreciation-
              December 31, 1995                                        549,516
              December 31, 1996                                      2,225,238
                                                                  ------------
                  Increase in unrealized appreciation
                      during 1996                                    1,675,722
                                                                  ------------
                  Realized gains and increase in unrealized
                      appreciation                                $  4,221,862
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  4,118,009
                                                                   ===========


                  The accompanying notes and schedule are an
                      integral part of these statements.


STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 1996 and 1995

                                                                            Year Ended
                                                                  -----------------------------
                                                                   December 31,     December 31,
                                                                      1996            1995


INCREASE IN NET ASSETS FROM OPERATIONS:

     Net investment loss                                         ($   103,853)   ($    20,937)
     Net realized gain from investment
                        transactions                                2,546,140          54,123
     Increase in unrealized appreciation on
         securities                                                 1,675,722         526,841
                                                                 ------------    ------------
                  Net increase from operating results               4,118,009         560,027

DISTRIBUTIONS TO SHAREHOLDERS FROM
     REALIZED GAINS ON SECURITIES:                                 (2,244,807)        (55,432)

REINVESTMENT OF DIVIDENDS BY
     SHAREHOLDERS:                                                  1,153,485          66,554

CAPITAL TRANSACTIONS--Proceeds from sale of
     shares, net of redemption of $6,274,508 in 1996
     and $14,643 in 1995                                           29,396,421       1,953,122
                                                                 ------------    ------------
                  Total increase in net assets                     32,423,108       2,524,271

NET ASSETS:
     Beginning of year                                              2,680,994         156,723
                                                                 ------------    ------------
     End of year                                                 $ 35,104,102    $  2,680,994
                                                                 ============    ============


                  The accompanying notes and schedule are an
                      integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

(1)  HISTORY:

     The Trust was formed and registered with the office of the Secretary of State of Delaware on November 8, 1993. The purpose of the Trust is to offer shares in series in an open-ended management investment company. The Trust has authorized only one series of shares designated as Technology Value Fund (the "Fund"). All costs and expenses incurred in the organization of the Fund were absorbed by the investment advisor.

(2)  ESTIMATES:

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  SECURITY VALUATION:

     Portfolio securities traded on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers.

(4)  INVESTMENT ADVISER:

     The Fund's adviser is Interactive Research Advisers, Inc. (IRAI), a company owned and controlled by the same individuals who have organized the Trust. The investment advisory contract between the Fund and IRAI has been approved by the Board of Trustees of the Fund including the disinterested trustees.

     IRAI is responsible for the management and administration of the Fund's portfolio and provides the necessary personnel, facilities, equipment, and other services necessary for the operations of the Fund. Fees paid by the Fund for such services are payable monthly, calculated and accrued on a daily basis by applying an annual rate (1% for the management fee and 1% of the first $10 million invested in the Fund and 1/2 of 1% of the amount of funds in excess of $10 million, for fund administration) to the net assets of the Fund, determined at the close of business each day. Total annual expenses of the Fund, exclusive of taxes, interest, all brokers' commissions and other normal charges incidental to the purchase and sale of portfolio securities, but including fees paid to IRAI, do not exceed the limits prescribed by any state in which the Fund's shares are offered for sale, and IRAI will reimburse the Fund for any expenses in excess of such limits.

(5)  DISTRIBUTOR:

     The Fund has been and is presently being self-distributed. Shares are sold at the net asset value per share, without a sales load. The adviser bears any sales or promotional costs incurred in connection with the sale of the Fund's shares out of its own resources.

(6)  OPERATIONS:

     Management fees have been accrued daily at the rate of 1/365 of 1% of net assets as stipulated in the investment advisory contract.

     Administrative fees also have been accrued daily at the rate of 1/365 of 1% of the first $10 million and 1/2 of 1% of amounts in excess of $10 million of net assets as stipulated in the investment advisory contract.

     Interest is accrued daily on the cash balance maintained in the securities account at the rate of interest in effect at the first of each month. On the first of each month, the custodian bank credits the securities account with interest earned during the previous month.

(7)  FEDERAL INCOME TAXES:

     It is the Fund's policy to comply with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute its taxable income to shareholders; accordingly, no Federal income tax provision is required [see Notes (8) and (9), below].

(8)  DIVIDENDS:

     On November 29, 1996, the Fund's Board of Trustees approved the payment of a dividend of $2.90 per share payable on November 22, 1996, to stockholders of record as of November 18, 1996. Shareholders owning approximately 51% of the total shares outstanding elected to reinvest their dividends in the Fund [see also Note (12), below].

(9)  INVESTMENT TRANSACTIONS:

     At December 31, 1996, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At December 31, 1996, the Fund had a net capital loss carry-forward of $70,378. During the year ended December 31, 1996, the Fund purchased securities having a cost of $31,153,233 and sold securities having total sales proceeds of $4,377,520.

(10) TRANSACTIONS IN SHARES:

     There is no specified limit to the number of shares that may be issued.
         Transactions during 1996 and 1995 were as follows:


                                                   Year Ended December 31,
                                            --------------------------------------
                                               (rounded to the nearest share)

                                                  1996                     1995


     Shares sold                                1,435,204                 129,835
     Shares issued on reinvestment
          of dividends                             43,942                   3,135
     Shares redeemed                             (307,953)                   (931)
                                               ----------              ----------
     Net increase                               1,171,193                 132,039
                                               ==========              ==========


(11) FINANCIAL HIGHLIGHTS:

     Selected data for a share outstanding throughout each period:

                                                                             Year Ended December 31,
                                                           --------------------------------------------------
                                                            1996                 1995                1994 (a)
                                                           ---------         --------------           --------


         Net asset value, beginning of period            $   18.44            $   11.70             $   10.00
                                                           ---------         --------------           --------
         Investment operations:

              Net investment income (loss)                    (.08)                (.14)                 (.03)
              Net realized and unrealized gain
                  (loss) on investments                       11.20                7.28                  2.56

         Total from investment operations                     11.12                7.14                  2.53

              Capital gains distributions                     (2.90)               (.40)                 (.83)
                                                           ---------         --------------           --------

         Net asset value, end of period                   $   26.66           $   18.44             $    11.70
                                                           =========         ==============           ========
              Total return (b)                                60.5%               61.2%                  25.3%

         Ratios/supplemental data:
              Net assets, end of period (millions)        $   35.1            $    2.7              $     0.2
              Ratio of expenses to average net assets          1.81%               1.98%                  1.96%(c)
              Ratio of net investment income (loss)
                  to average net assets                       (0.55%)             (1.45%)                (1.29%)(c)
              Portfolio turnover rate                            43%                 45%                    56%
              Average commission rate for securi-
                  ties transactions (cost per share)      $     .0426                N/A                    N/A

              (a) The Fund commenced operations on 05/20/94; therefore, 1994 statistics do not reflect an entire year of operations.

              (b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption in the last day of the period.

              (c)  Annualized.

(12) SUBSEQUENT EVENT--DIVIDEND:

     On January 31, 1997, the Fund's Board of Trustees approved the payment of an additional dividend of $270,274 based on realized undistributed gains during 1996 (without taking into consideration net long-term capital losses realized subsequent to October 31, 1996) and after taking into consideration the dividend paid on November 22, 1996.


SCHEDULE OF PORTFOLIO OF INVESTMENTS (NOTE 3)
December 31, 1996

                                                NUMBER OF                                                           UNREALIZED
                                                SHARES OR   PERCENT OF     INCOME                     CURRENT          GAIN
     COMMON STOCKS                            FACE AMOUNT     TOTAL       PRODUCING       COST      MARKET VALUE      (LOSS)
------------------                             ----------  -----------   ------------   --------  ---------------     ------


ELECTRONIC DESIGN AUTOMATION:
     IKOS                                           55,000                  No   $      845,187  $   1,100,000    $    254,813
     Avanti                                         60,000                  No        1,792,013      1,905,000         112,987
     Epic Design Tech                               50,000                  No        1,270,750      1,250,000         (20,750)
     Silicon Valley Research                       110,000                  No          514,556        220,000        (294,556)
                                                                                    ------------    ------------    ------------
        Total Electronic Design Automation                    12.7%                   4,422,506      4,475,000          52,494
                                                                                    ------------    ------------    ------------
MEDICAL:
     Amgen                                           4,000                  No          182,175        217,500          35,325
     Arterial Vascular                              70,000                  No        1,442,555         875,000       (567,555)
     Centocor                                        6,000                  No          204,800         214,500          9,700
     Endosonics                                     26,100                  No          369,569         398,025         28,456
     Everest Medical                                35,000                  No          135,513          96,250        (39,263)
     Medcath                                         8,000                  No          182,037         128,000        (54,037)
     Medtronic                                       9,000                  No          459,300         612,000        152,700
     Medwave                                         8,700                  No          100,423          97,875         (2,548)
     Mentor                                          4,000                  Yes          44,875         118,000         73,125
     Mini-Med                                       20,000                  No          480,726         645,000        164,274
     Target Therapeutics                             5,900                  No          303,332         247,800        (55,532)
     TheraTx                                        69,800                  No          812,933         715,450        (97,483)
                                                                                    ------------    ------------    ------------
         Total Medical                                         12.4%                  4,718,238       4,365,400       (352,838)
                                                                                    ------------    ------------    ------------
NETWORKING:
     3 Com                                          25,000                  No        1,944,528       1,834,375       (110,153)
     Cisco Systems                                  50,000                  Yes       3,095,045       3,181,250         86,205
     Cabletron Systems                              25,000                  No          971,600         831,250       (140,350)
     U.S. Robotics                                  20,000                  No        1,495,688       1,440,000        (55,688)
                                                                                    ------------    ------------    ------------
         Total Networking                                      20.8%                  7,506,861       7,286,875       (219,986)
                                                                                    ------------    ------------    ------------
PERIPHERAL:
     Iomega                                         60,000      3.0%        No        1,262,125       1,042,500       (219,625)
                                                                                    ------------    ------------    ------------
SEMICONDUCTOR EQUIPMENT:
     Applied Materials                              10,000                  No          399,974         359,375        (40,599)
     Lam Research                                    4,000                  No          177,450         112,500        (64,950)
     Novellus                                        3,000                  No          173,338         162,563        (10,775)
                                                                                    ------------    ------------    ------------
         Total Semiconductor Equipment                          1.8%                    750,762         634,438       (116,324)
                                                                                    ------------    ------------    ------------

                                                      (continued on next page)




SEMICONDUCTORS:
     Advanced Micro                                 40,000                  Yes         831,600       1,030,000        198,400
     Altera                                         20,000                  No        1,017,542       1,453,750        436,208
     C-Cube Microsystems                            10,000                  No          343,375         369,375         26,000
     Intel                                          20,000                  Yes       1,574,078       2,618,750      1,044,672
     Lattice Semi                                   40,000                  No        1,152,800       1,840,000        687,200
     Level One                                      40,000                  No        1,201,400       1,430,000        228,600
     Quality Semi                                  175,000                  No        1,492,319       1,575,000         82,681
     S-3, Inc.                                     100,000                  No        1,873,344       1,625,000       (248,344)
     Sierra Semi                                   170,000                  No        2,287,556       2,550,000        262,444
     Triquint                                       30,000                  No          517,450         791,250        273,800
     Vitesse Semi                                    1,000                  No            8,875          45,500         36,625
     Xilinx                                         10,000                  No          308,831         368,125         59,294
                                                                                    ------------    ------------    ------------
         Total Semiconductors                                   44.7%                12,609,170      15,696,750      3,087,580
                                                                                    ------------    ------------    ------------
SOFTWARE:
     Informix                                        3,000        .2%       No           67,187          61,124         (6,063)
                                                               --------             ------------    ------------    ------------
         Total Common Stocks                                    95.6%                31,336,849      33,562,087      2,225,238

CASH:
                                                                 4.4%                 1,526,524       1,526,524             --
                                                               --------             ------------    ------------    ------------
         Total Investments                                     100.0%              $ 32,863,373    $ 35,088,611    $  2,225,238
                                                               ========             ============    ============    ============


INTERACTIVE INVESTMENTS TRUST

446 Martil Way
Milpitas, CA  95035

BOARD OF TRUSTEES

Ken Kam
Kevin Landis
Michael Lynch
Mark Taguchi

OFFICERS

Kevin Landis, President
Kendrick Kam, Secretary
Yakoub Billawala, Operations
Steve Witt, Marketing

INVESTMENT ADVISER

Interactive Research Advisers, Inc.
446 Martil Way
Milpitas, CA  95035

TRANSFER AGENT / FUND ACCOUNTANT / FUND ADMINISTRATOR

Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH  45201

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Interactive Investments' Technology Value Fund.

                              Technology Value Fund

                                  June 30, 1997
                               Semi-Annual Report

                             Second Quarter Results

    The Technology Value Fund performed extremely well in the second quarter, gaining 31.5%. In fact, Q2 was the best quarter in the Fund's history. Relative comparisons for the quarter were strong - the fund easily outpaced the broad market indices as well as all other Science and Technology Funds.

    For the quarter, TVF ranked number two among all U.S. mutual funds tracked by Lipper Analytical. This makes three out of the last eight quarters in which the Fund has placed either first or second among all funds.

    Performance was lead by the Electronic Design Automation and Semiconductor sectors. Medical, Networking and Peripherals stocks also performed well. All sectors made money during the quarter.

    More importantly, we are pleased that the Fund's first half and twelve month performance figures compare favorably with the indices as well as with other Science and Technology Funds. Although it is gratifying to post a great quarter, we are well aware that long term investors are best rewarded by consistently strong results.



                              Long Term Performance

    The chart below shows the monthly performance of the Technology Value Fund (since inception) versus the three most commonly referenced market indices: The Dow Jones Industrial Average, the Standard & Poor's 500 index, and the NASDAQ composite index. (Note: Each of these indices represent an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.)

                                   Performance
                            (returns as of 06/30/97)
===============================================================================

                                             Avg. Ann.
                                       1     05/20/94-
               Q2 '97      YTD       Year    06/30/97
-------------------------------------------------------------------------------
TVF            31.50%    19.40%     38.41%    54.42%
-------------------------------------------------------------------------------
DJIA           17.06%    20.12%     38.59%    28.75%
-------------------------------------------------------------------------------
S&P 500        17.46%    20.61%     34.70%    26.70%
-------------------------------------------------------------------------------
NASDAQ         18.23%    11.94%     22.08%    25.07%
-------------------------------------------------------------------------------

         Relative Performance: Technology Value Fund vs. Market Indices

               TVF PERFORMANCE AS OF JUNE 30, 1997

One-Year Return                                     +38.4%
Average Annual Return Since Inception*              +54.4%
Average Annual Return Since Effectiveness**         +59.7%

* TVF inception on 05/20/94     ** TVF effectiveness: 12/15/94 (per SEC)
===============================================================================

MOUNTAIN CHART
                                           TVF                         DJIA                    NASDAQ                   S&P 500
                                           ---                         ----                    ------                   -------
5/20/94                                  $10,000                      $10,000                  $10,000                  $10,000
5/31/94                                  $10,040                      $10,004                  $10,108                  $10,013
6/30/94                                   $9,190                       $9,666                   $9,706                   $9,768
7/31/94                                   $9,430                      $10,045                   $9,929                  $10,088
8/31/94                                  $10,510                      $10,489                  $10,527                  $10,502
9/30/94                                  $11,200                      $10,320                  $10,510                  $10,246
10/31/94                                 $12,170                      $10,504                  $10,690                  $10,475
11/30/94                                 $11,830                      $10,094                  $10,316                  $10,094
12/31/94                                 $12,530                      $10,372                  $10,339                  $10,244
1/31/95                                  $12,412                      $10,407                  $10,386                  $10,509
2/28/95                                  $13,215                      $10,905                  $10,926                  $10,919
3/31/95                                  $13,333                      $11,325                  $11,260                  $11,241
4/30/95                                  $14,436                      $11,778                  $11,634                  $11,572
5/31/95                                  $14,543                      $12,217                  $11,930                  $12,034
6/30/95                                  $15,742                      $12,487                  $12,890                  $12,314
7/31/95                                  $17,980                      $12,913                  $13,832                  $12,722
8/31/95                                  $19,212                      $12,691                  $14,103                  $12,754
9/30/95                                  $20,679                      $13,206                  $14,435                  $13,293
10/31/95                                 $20,047                      $13,122                  $14,335                  $13,245
11/30/95                                 $20,294                      $14,053                  $14,663                  $13,827
12/31/95                                 $20,194                      $14,194                  $14,577                  $14,093
1/31/96                                  $20,063                      $14,976                  $14,687                  $14,573
2/29/96                                  $21,454                      $15,274                  $15,255                  $14,708
3/31/96                                  $21,585                      $15,581                  $15,273                  $14,849
4/30/96                                  $26,984                      $15,539                  $16,513                  $15,068
5/31/96                                  $30,751                      $15,801                  $17,251                  $15,457
6/30/96                                  $27,970                      $15,855                  $16,444                  $15,516
7/31/96                                  $26,316                      $15,519                  $14,997                  $14,830
8/31/96                                  $27,400                      $15,817                  $15,845                  $15,143
9/30/96                                  $30,291                      $16,594                  $17,035                  $15,996
10/31/96                                 $29,251                      $17,023                  $16,962                  $16,437
11/30/96                                 $32,786                      $18,470                  $17,952                  $17,679
12/31/96                                 $32,422                      $18,293                  $17,934                  $17,329
1/31/97                                  $34,915                      $19,337                  $19,170                  $18,411
2/28/97                                  $31,886                      $19,579                  $18,189                  $18,556
3/31/97                                  $29,438                      $18,771                  $16,980                  $17,793
4/30/97                                  $31,039                      $19,998                  $17,532                  $18,856
5/31/97                                  $38,053                      $20,972                  $19,484                  $20,004
6/30/97                                  $38,714                      $21,974                  $20,075                  $20,900

NOTE:The Fund's performance information assumes reinvestment of all dividends and includes all fund expenses. Past performance does not guarantee future results. Both the return from and the principal value of an investment in the Fund will fluctuate so that any investor's shares, when redeemed, may be worth more or less than their original cost.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

                              Portfolio Discussion

    Assets under management more than doubled during the quarter - from $50.6M to $108.7M. Most of the new cash was employed in the medical, semiconductor and networking sectors. Sector performance varied from a slight gain in the semiconductor equipment stocks to very strong returns by the EDA group. All sectors posted positive performance.

    The chart below details the Fund's holdings by sector as of 06/30/97. Our weighting in semiconductors declined from 37.4% to 30.3%. Our best performers were PMC-Sierra, Dallas Semiconductor, Triquint, Level One and Quality Semiconductor. AMD and Texas Instruments declined in value. We established a new position in Texas Instruments, re-established a position in Vitesse, and closed our position in C-Cube Microsystems.

    Our investment in semiconductor capital equipment declined from 1.3% to .76%. We established a new position in KLA-Tencor and closed out our position in
Novellus.

    The Fund's weighting in Electronic Design Automation (EDA) stocks fell from 11.2% to 7.7%. We added to our position in Avant!, established a new position in Technology Modeling Associates, and sold our Synopsys shares.

    Our weighting in the medical sector expanded from 19.6% to 24.8%. We established new positions in Cardiothoracic Systems, Chiron, Endocardial Solutions, HCIA and Mariner Health Care. We closed our positions in Occu Systems and Regeneron.

    Our weighting in networking declined slightly, from 20.4% to 20.1%. Our best performers were US Robotics and Cisco Systems. We added significantly to our positions in Cisco and Cascade. US Robotics was acquired by 3Com.


===============================================================================
                        Top 5 Stocks by $ Gain in Q2 1997
-------------------------------------------------------------------------------
Stock                Symbol         $ Gain       % Gain
-------------------------------------------------------------------------------

PMC-Sierra          PMCS        3,314,375    60.49
Arterial Vascular   AVEI        3,008,528    96.13
Avant!              AVNT        1,476,285    41.38
3Com/USRobot.    COMS/USRX      1,355,000    29.77
Level One           LEVL        1,177,533    43.05
===============================================================================


===============================================================================
                      Bottom 5 Stocks by $ Loss in Q2 1997
-------------------------------------------------------------------------------
Stock                 Symbol       $ Loss   % Loss
-------------------------------------------------------------------------------

Cascade Comm.         CSCC       837,588      15.14
Advanced Micro        AMD        225,000      13.55
Ascend                ASND        82,500       3.37
Novellus              NVLS        57,500      27.78
Texas Instruments     TXN         26,825       0.77
-------------------------------------------------------------------------------

    Fund Holdings by Sector as of 06/30/97
Pie Chart:
EDA                 7.6%
Semiconductors     30.3%
Semi Equip          0.8%
Networking         20.1%
Peripherals         3.4%
Cash               13.0%
Medical            24.8%
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

                               Portfolio Snapshot
                         Technology Value Fund 06/30/97
-------------------------------------------------------------------------------
  Security                  Shares        Price        Market Value
-------------------------------------------------------------------------------

3 Com                        131,250       45            $5,906,250
Advanced Micro                40,000       36            $1,440,000
Affymetrix                    40,000       34 3/4        $1,390,000
Amgen                         10,000       58 1/8          $581,250
Applied Materials              5,000       70 13/16        $354,063
Arterial Vascular1            90,700       32 3/16       $6,138,156
Ascend                        60,000       39 3/8        $2,362,500
Avanti                       156,100       32 5/16       $5,043,981
Cabletron Systems             25,000       28 5/16         $707,813
Cardiometrics                281,700        7 11/16      $2,165,569
Cardiothoracic Sys           199,800       14            $2,797,200
Cascade Comm.                170,000       27 5/8        $4,696,250
Centocor                      35,000       31 1/16       $1,087,187
Chiron                        25,000       20 7/8          $521,875
Cisco Systems                130,000       67 1/8        $8,726,250
Dallas Semi                   50,200       39 1/4        $1,970,350
Endocardial Solutions        120,000        9 7/8        $1,185,000
Endosonics                   340,000       10 7/8        $3,697,500
Everest Medical               35,000        3 1/8          $109,375
HCIA, Inc.                    15,900       33 1/2          $532,650
HMT Technology                60,000       12 15/16        $776,250
IKOS                         150,000       21 3/8        $3,206,250
Intel                         20,000      141 13/16      $2,836,250
Iomega                       150,000       19 7/8        $2,981,250
KLA-Tencor Corp.              10,000       48 3/4          $487,500
Lattice Semi                 110,000       56 1/2        $6,215,000
Level One                    101,800       38 7/16       $3,912,938
Mariner Health Care          269,000       15 7/16       $4,152,687
MedCath                       17,100       14 7/8          $254,362
Medtronic                     40,000       81            $3,240,000
Medwave                       21,300       13 1/4          $282,225
Mini-Med                      32,400       26 5/8          $862,650
PMC-Sierra                   370,000       26 1/4        $9,712,500
Quality Semi                 237,800       10 5/8        $2,526,625
Silicon Valley Re.           110,000        1              $110,000
Technology Modeling           17,500       13 5/8          $238,437
Texas Instruments             40,000       84 1/16       $3,362,500
Triquint                      79,500       34 3/8        $2,732,813
Vitesse                       35,000       32 11/16      $1,144,063
Cash-                     14,455,888        1           $14,455,888
===============================================================================
  Total Investments                                    $114,903,407
===============================================================================

    Portfolio snapshots are available through the Fund's e-mail auto-responder. To obtain a snapshot, send any e-mail message to: TVF@mailback.com. The month-end snapshot will be posted near the end of the following month.


                               The Doctors' Choice

    New surgical instruments and techniques will change the way most coronary bypass operations are performed. Minimally invasive cardiac surgery (MICS) makes it possible for surgeons to perform open-heart surgery without a sternotomy (cracking open the patient's chest). Access to the heart is achieved through relatively small incisions made between the ribs.

    Although angioplasty is less invasive than MICS, its beneficial effects are short-lived in about 40% of the cases. Normal coronary bypass operations have a much higher success rate, but are also much more traumatic for the patient. If the success rate for MICS equals that of standard open procedures, MICS could become the procedure of choice, offering the best trade-off between trauma and effectiveness.

     Two companies are currently leading this revolution. Cupertino-based Cardiothoracic Systems, Inc. (CTSI) currently leads in the number of procedures performed, and the number of surgical teams trained. Redwood City based, Heartport, Inc. (HPRT) is ahead in sales and market value.

                                     Doctors   Wall Street
                                     Choice      Choice
                                     (CTSI)      (HPRT)
CLINICAL COMPARISON
  Q2 Bypass Procedures                1,700         660
  Total Bypass Procedures             3,100       1,200
  Surgical Teams Trained                260         128

FINANCIAL COMPARISON ($ MILLIONS)
  Q2 Revenues                          $2.8        $4.7
  Q2 Losses                            $4.8       $14.6
  Market Cap.                          $175        $493

    Although both companies are growing their procedure volumes at a healthy rate, CTSI has a significant lead in training surgeons. The number of trained surgical teams which prefer one procedure over the other is probably the best predictor of each company's relative share of the patients who could be treated equally well by either system.

    As things are now developing, the future "average" patient, about 50% of the cases, would be treated with a combination of CTSI's system, balloon angioplasty, and/or stents. The more "difficult" cases will more likely be performed on a stopped heart using Heartport's system. The "less" difficult cases will continue to be candidates for balloon angioplasty alone.

    Between the two companies, we believe CTSI is currently the better investment. CTSI is closer to breaking into profitability, is getting more procedures done, and has trained more surgical teams than HPRT. And, CTSI's market cap is less than 50% of HPRT's. Whenever Wall Street and the physician community disagree on the value of a medical technology, I will always be on the physicians' side because I think the doctors have better medical judgement than Wall Street. TVF has accumulated a position in CTSI at prices ranging from $12 to $14. We think CTSI could be trading between $28 and $30 within 2 years. Heartport may also be a good investment. Although at its current valuation, we want to see more clinical data to justify its higher price.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

                            Calculated Risk Pays Off

     In our 1996 annual report, we reported that Cardiometrics (CFLO) had announced an agreement to be acquired by Endosonics (ESON) for a package of securities and cash valued at a minimum of $9 per share. With CFLO's stock then trading at 7 1/2, we calculated that if it took 3 months to close the deal an investment in CFLO stock could give you an annualized return of about 107%. We liked this risk/reward profile, so the fund started buying.

    By the time we issued our Q197 report to shareholders, CFLO had fallen to around $6 and the value of the package of securities Endosonics had agreed to pay for each CFLO share had fallen to $7.46 (valued at 5/16/97). Our Q197 report outlined our reasons for adding to our positions in both Endosonics (then at $9.50) and Cardiometrics.

    On July 24, 1997, Endosonics completed the acquisition of Cardiometrics. CFLO stockholders received 0.35 of a newly issued share of ESON common stock,
0.1364 of a share of CardioVascular Dynamics Inc. (CCVD) common stock and $3 in cash, in exchange for each CFLO share.

    Between February 3, 1997 and June 3, 1997 the fund purchased a total of 281,700 shares at an average price of $7.43. As of July 30, 1997, the cash and securities exchanged for each CFLO share was worth a total of $9.10. The fund's internal rate of return on its CFLO investment was 56%. Endosonics is currently trading at 13 7/8, an increase of 46% since our Q197 report.

                          Three Trends You Can Count On

    BROADBAND ACCESS TO THE HOME: Cable TV and On-line information services have clearly demonstrated two things: One, that people love greater access to information, and two, that they are unwilling to pay a premium for it. Furthermore, consumer behavior is evolving as people learn how to make fuller use of their new capabilities. The combination of increasing user sophistication and ever richer content should lead to years of growing consumer demand for bandwidth.

    There are a number of competing technologies aimed at providing more information to the home. These include cable modems, Direct Broadcast Satellite, and the various flavors of Digital Subscriber Line techniques (xDSL).

    Balancing our two assumptions: the need for a "wider information pipe", and the price sensitivity of the typical consumer, we observe that the easier-and-cheaper-to-deploy mousetrap could easily win-out over the better mousetrap. We are therefore investing in companies that can provide and apply practical technology to this opportunity.

    EXPANSION OF THE COMMUNICATIONS BACKBONE: If we believe that "broadband to the home" is inevitable because people want it, then it stands to reason that once it's in place, people will use it aggressively. As surely as having more cars jams surface streets and freeways alike, upgrading the edges of a network puts amazing pressure on the central backbone.

    This pressure will come not only from the home, but from the workplace as well. Companies are upgrading their Local Area Networks as fast as they can. The combination of faster upgraded LAN's, along with new deployments, will place greater demands on the corresponding Wide Area Networks which, in turn, will stress the backbone like never before.

    That the backbone will have to expand is not in dispute. It is the magnitude of the coming change that goes unappreciated. Most people understand, for example, that a 56K modem can download information almost four times as fast as a 14.4K modem, or that a 1% growth in phone lines translates into an increase of at least 1% in phone traffic, but we fail to note the gradual, often subtle changes in how we use technology. More often than not, it is the secondary changes that prove to be most profound.

    A good example of a behavioral change is the fax machine, which fundamentally altered the basic demand each of us places on the telephone network. But most do not appreciate that many more such fundamental shifts lie ahead. Most of us are still so busy learning how to best utilize simple-text e-mail, that we don't stop to ponder the ramifications of having the ability to e-mail a photograph, then an entire photo album and even a home video to a distant relative.

    Although we can't say exactly how people's behavior will change, it's a safe bet that it will. Whatever form these changes take, they are sure to create problems and bottlenecks in the communications infrastructure - and we'll be looking to invest in the companies that can best take advantage of those opportunities.

    BETTER-FASTER-CHEAPER-SMALLER: The chip industry pushes the rest of high-tech along by constantly shrinking current products onto future designs which are either more feature-rich, less expensive, or both. In order to continue down this path, the semiconductor industry will need help from both Electronic Design Automation (EDA) and Process Technology companies.

    Within the EDA realm, chip companies will face severe challenges at either end of the design process. At the transistor level, designers will find that the basic assumptions of device modeling will need to be revisited at the "deep sub-micron" level. Basic transistor behavior will need to be re-examined (and "re-modeled") as second-order effects become nontrivial.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

    At the other end of the design process, the task of verifying designs of ever-increasing complexity is becoming untenable. New techniques will soon be an absolute requirement for any chip company wishing to hit its market windows on time. The challenge for us is to invest in those EDA companies which provide the right solutions to tomorrow's challenges.

    But all of this is moot if you can't physically build the chip. In order to pack more transistors into a given area, chip companies are thinking in all three dimensions - adding more layers of interconnect, for instance, as well as shrinking line geometries.

    Building more layers on a chip sounds like an easy way to increase the density of a device, but there are considerable complications involved. Each process step, whether it's an etch, a deposition, an oxide growth or even an implant, assumes a flat surface, but leaves an uneven one. Past a certain point, the loss of planarity makes further process steps impractical.

    Hence the need for Chemical/Mechanical Planarization (CMP). By precisely applying a fine mixture of chemical abrasives, CMP equipment can re-planarize a wafer in mid-process. This effectively enables the manufacture of higher density, and therefore lower cost, devices. We believe that we are witnessing the early stages of industry-wide adoption of this process, and are looking to invest heavily in the emerging leaders.


                    Automatic Investing in TVF Now Available

    Once you establish a direct account with Interactive Investments, you may now automatically add a minimum of $50 per month. Investing fixed sums at regular intervals brings the power of dollar cost averaging to your TVF account. Call our Shareholder Services Office at the toll-free number listed below for details.



                        Money Market Fund Also Available

    For our clients with direct accounts, a money market account is now available. Call our Shareholder Services Office at the toll-free number listed below and request a prospectus for details.



                  Staying Current on the Technology Value Fund
===============================================================================

    Newspaper Listing                               TECH VALUE
                                                   - - - - - - - - -
    Web Site                                        WWW.TECHFUNDS.COM
                                                   - - - - - - - - -
    Ticker Symbol                                   TVFQX
                                                   - - - - - - - - -
    Getting Info Via Email                          Send any email message to:
         General Info and Portfolio Holdings        TVF@MAILBACK.COM
         Application and Prospectus                 PROSPECTUS@MAILBACK.COM
                                                   - - - - - - - - -
    Getting Info Via U.S. Mail                      1-888-TVF-FUND
                                                   - - - - - - - - -
    Direct Account Shareholder Services             1-888-884-2675

===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

                                     Outlook

    Given that the first quarter's 9.2% decline was our worst ever, and that the second quarter's 31.5% gain was our best ever, we feel it's safe to say that 1997 is already shaping up to be a year of sharp contrasts and interesting lessons. Although active traders had ample opportunity to make and lose money, patient investors enjoyed a very respectable 19.4% gain over the first six months, demonstrating that often, the best way to react to volatility is to ignore it.

    Looking forward, we are excited about the potential of the medical and electronic industries, as they continue to offer unique new possibilities to the world through the creative application of technology. Our portfolio represents the collection of companies which we feel have the greatest potential to benefit from this on-going renaissance.

    We would like to take this opportunity to once again thank our shareholders, both new and old, for their patience and confidence in us.


/s/KEVIN LANDIS                           /s/KEN KAM
KEVIN LANDIS                              KEN KAM
Portfolio Manager, Electronic Technology  Portfolio Manager, Medical Technology
Technology Value Fund                     Technology Value Fund



                           Important Legal Disclosures

    This report is provided for the general information of TVF shareholders and is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in high technology and medical technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the prospectus carefully. Copies of the most recent prospectus are available on the Fund's web site, or by calling 1 (888) TVF-FUND. You may also request the most recent prospectus from the following brokers: Charles Schwab's OneSource, Fidelity Investments, Jack White & Co., and National Investors Service Corporation.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)
ASSETS

Investments in securities, at value (cost $85,127,710) (Note 1)                         $   100,447,519
Investments in repurchase agreements (Note 1)                                                14,455,000
Cash                                                                                                888
Receivable for capital shares sold                                                            2,178,471
Dividends and interest receivable                                                                 6,286
Other assets                                                                                     11,578
                                                                                        ----------------
      TOTAL ASSETS                                                                      $   117,099,742
                                                                                        ----------------

LIABILITIES

Payable to affiliates (Note 3)                                                                  149,255
Payable for capital shares redeemed                                                              67,800
Payable for securities purchased                                                              8,136,375
                                                                                        ----------------
      TOTAL LIABILITIES                                                                 $     8,353,430
                                                                                        ----------------

NET ASSETS                                                                              $   108,746,312
                                                                                        ================

Net assets consist of:
Paid-in capital (Note 1)                                                                $    94,180,157
Accumulated net investment loss                                                                (432,532)
Accumulated net realized losses from security transactions                                     (321,122)
Net unrealized appreciation on investments                                                   15,319,809
                                                                                        ----------------
Net assets                                                                              $   108,746,312
                                                                                        ================

Shares of beneficial interest outstanding
      (unlimited number of shares authorized, no par value)                                   3,432,876
                                                                                        ================

Net asset value, offering price and redemption price per share (Note 1)                 $         31.68
                                                                                        ================

                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (unaudited)
===============================================================================

INVESTMENT INCOME
Interest income                                                  $     134,711
Dividend income                                                         12,344
                                                                 --------------
     TOTAL INVESTMENT INCOME                                           147,055
                                                                 --------------

EXPENSES

Investment management fees (Note 3)                                    304,127
Administration  fees (Note 3)                                          275,460
                                                                 --------------
     TOTAL EXPENSES                                                    579,587
                                                                 --------------

NET INVESTMENT LOSS                                                   (432,532)
                                                                 --------------

REALIZED AND UNREALIZED GAINS/
(LOSSES) ON INVESTMENTS

Net realized losses from security transactions                        (257,726)
Net increase in unrealized appreciation on investments              13,094,571
                                                                 --------------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS                                                      12,836,845
                                                                 --------------

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                                       $  12,404,313
                                                                 ==============

                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675


STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 1997 and December 31, 1996
=====================================================================================================
                                                                   Six Months
                                                                       Ended                Year
                                                                     06/30/97               Ended
                                                                    (unaudited)           12/31/96
                                                               ----------------       ---------------
FROM OPERATIONS
      Net investment loss                                      $      (432,532)       $     (103,853)
      Net realized gains/(losses) from security transactions          (257,726)            2,546,140
      Net change in unrealized appreciation on investments          13,094,571             1,675,722
                                                               ----------------       ---------------
Net increase in net assets from operations                          12,404,313             4,118,009
                                                               ----------------       ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS

      Distributions from net realized gains                           (238,678)          (2,244,807)
                                                               ----------------       ---------------

FROM CAPITAL SHARE TRANSACTIONS (A)

      Proceeds from shares sold                                     98,197,767            35,670,929
      Net asset value of shares issued in
         reinvestment of distributions to shareholders                 164,773             1,153,485
      Payments for shares redeemed                                 (36,885,965)          (6,274,508)
                                                               ----------------       ---------------
Net increase in net assets from capital share transactions          61,476,575            30,549,906
                                                               ----------------       ---------------

TOTAL INCREASE IN NET ASSETS                                        73,642,210            32,423,108


NET ASSETS

      Beginning of period                                           35,104,102             2,680,994
                                                               ----------------       ---------------
      End of period                                            $   108,746,312         $  35,104,102
                                                               ================       ===============

(a)   CAPITAL SHARE ACTIVITY:
      Shares sold                                                    3,432,255             1,435,204
      Shares issued in reinvestment of distributions
          to shareholders                                                6,840                43,942
      Shares redeemed                                               (1,322,851)             (307,953)
                                                               ----------------       ---------------
      Net increase in shares outstanding                             2,116,244             1,171,193
      Shares outstanding, beginning of period                        1,316,632               145,439
                                                               ----------------       ---------------
      Shares outstanding, end of period                              3,432,876             1,316,632
                                                               ================       ===============


                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
===============================================================================================================================
                                                              Six Months
                                                                 Ended             Year              Year         Period From
                                                               06/30/97            Ended             Ended        05/20/94 (a)
                                                              (unaudited)        12/31/97          12/31/95       to 12/31/94
                                                              -----------        ----------       ---------        ---------

Net asset value at beginning of period                        $   26.66           $  18.44        $  11.70         $ 10.00
                                                              -----------        ----------       ---------        ---------
Income from investment operations:
   Net investment loss                                            (0.07)             (0.08)          (0.14)          (0.03)
   Net realized and unrealized gains on investments                5.21              11.20            7.28             2.56
                                                              -----------        ----------       ---------        ---------
Total from investment operations                                   5.14              11.12            7.14             2.53
                                                              -----------        ----------       ---------        ---------

Less distributions:
   Distributions from net realized gains                          (0.12)             (2.90)          (0.40)           (0.83)
                                                              -----------        ----------       ---------        ---------
Net asset value at end of period                              $   31.68           $  26.66         $ 18.44          $ 11.70
                                                              ===========        ==========       =========        =========

Ratios and supplemental data:

Total return                                                      39.1% (c)          60.5%           61.2%            25.3% (b)
                                                              ===========        ==========       =========        =========
Net assets at end of period (millions)                        $  108.7            $  35.1          $  2.7          $  0.2
                                                              ===========        ==========       =========        =========
Ratio of expenses to average net assets                          1.89%  (c)          1.81%           1.98%           1.96%  (c)

Ratio of net investment loss to average net assets             (1.41%)  (c)        (0.55%)         (1.45%)          (1.29%) (c)

Portfolio turnover rate                                            41%  (c)           43%             45%            56%

Average commission rate per share                           $   0.0380            $0.0426             N/A            N/A


(a)  Commencement of operations.
(b)  Not annualized.
(c)  Annualized.




                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)
===============================================================================
1.    SIGNIFICANT ACCOUNTING POLICIES

      The Technology Value Fund (the Fund) is a non-diversified series of Interactive Investments Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Delaware business trust on November 8, 1993. The Fund commenced operations on May 20, 1994. The public offering of shares of the Fund commenced on January 3, 1995.

      The primary investment objective of the Fund is long-term growth of capital. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. The Fund will invest primarily in securities of companies in the high technology and medical fields which are believed to be undervalued and have potential for capital appreciation. The Fund may also invest portions of its total assets in securities that entail special risks, such as foreign securities and securities of unseasoned issuers.

      The following is a summary of the Fund's significant accounting policies:

      Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded on a national stock exchange or are quoted by NASDAQ are valued based upon the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded over-the-counter, and which are not quoted by NASDAQ, are valued based on the most recent bid price as obtained from one or more of the major market makers for such securities.

      Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

      Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

      Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

      Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

      Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

      As of June 30, 1997, net unrealized appreciation on investments was $15,319,809 for federal income tax purposes, of which $19,985,183 related to appreciated securities and $4,665,374 related to depreciated securities based on a federal income tax cost basis of $85,127,710.

2.     INVESTMENT TRANSACTIONS

      During the six months ended June 30, 1997, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $66,155,604 and $12,043,457, respectively.

3.    TRANSACTIONS WITH AFFILIATES

      Certain trustees and officers of the Trust are also officers of Interactive Research Advisers, Inc. (the Adviser) or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

      INVESTMENT ADVISORY AGREEMENT

      The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

      For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from the Fund a management fee, computed and accrued daily and paid monthly, equal to 1% per annum of the Fund's average daily net assets.

      ADMINISTRATION AGREEMENT

      The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to the Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

      Under the Administration Agreement, the Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

      For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of .95% of the Fund's average daily net assets.

      The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Adviser in providing executive, administrative and regulatory services to the Fund. The Transfer Agent is an indirect wholly owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange-listed company principally engaged in the business of residential mortgage lending. The Adviser (not the Fund) pays the Transfer Agent's fees for these services.

4.     SPECIAL MEETING OF SHAREHOLDERS

      On July 21, 1997, a special meeting of shareholders of the Fund was held at which a new investment advisory agreement with the Adviser (the New Advisory Agreement) was approved. The New Advisory Agreement increases the investment management fees payable by the Fund to the Adviser from an annual rate of 1% of the Fund's average daily net assets to an annual rate of 1.50%. However, due to a corresponding decrease in the administration fees payable by the Fund to the Adviser, the Fund's total operating expenses will not increase as a result of the New Advisory Agreement.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675


PORTFOLIO OF INVESTMENTS
June 30, 1997 (unaudited)
                                                                % of                                                Unrealized
   COMMON STOCKS                                     SHARES     TOTAL          COST          MARKET VALUE          GAIN/(LOSS)
   -------------                                     -------    -----     ------------       ------------         -------------
   ELECTRONIC DESIGN AUTOMATION
   IKOS Systems, Inc. *                              150,000              $  2,902,150       $  3,206,250         $    304,100
   Avant! Corp. *                                    156,100                 3,755,583          5,043,981            1,288,398
   Silicon Valley Research *                         110,000                   514,556            110,000            (404,556)
   Technology Modeling Associates. Inc. *             17,500                   241,563            238,437              (3,126)
                                                                            ----------            -------              -------
        TOTAL ELECTRONIC DESIGN AUTOMATION                         7.9%      7,413,852          8,598,668            1,184,816
                                                                             ---------          ---------            ---------

   MEDICAL

   HCIA, Inc. *                                       15,900                   367,136            532,650              165,514
   Affymetrix, Inc. *                                 40,000                 1,119,513          1,390,000              270,487
   Amgen, Inc. *                                      10,000                   499,790            581,250               81,460
   Arterial Vascular Engineering, Inc. *             190,700                 3,208,433          6,138,156            2,929,723
   Cardiometrics, Inc. *                             281,700                 2,093,544          2,165,569               72,025
   Cardiothoracic Systems, Inc. *                    199,800                 2,716,776          2,797,200               80,424
   Centocor, Inc. *                                   35,000                 1,091,585          1,087,187              (4,398)
   Chiron Corp. *                                     25,000                   461,937            521,875               59,938
   Endocardial Solutions, Inc. *                     120,000                 1,144,800          1,185,000               40,200
   Endosonics Corp. *                                340,000                 3,742,390          3,697,500             (44,890)
   Everest Medical Corp.                              35,000                   135,513            109,375             (26,138)
   Mariner Health Group, Inc. *                      269,000                 3,087,802          4,152,687            1,064,885
   Medcath, Inc. *                                    17,100                   309,058            254,362             (54,696)
   Medtronic, Inc.                                    40,000                 2,646,930          3,240,000              593,070
   Medwave, Inc. *                                    21,300                   240,902            282,225               41,323
   Minimed, Inc. *                                    32,400                   880,346            862,650             (17,696)
                                                                               -------            -------             --------
        TOTAL MEDICAL                                             26.7%     23,746,455         28,997,686            5,251,231
                                                                           -----------         ----------            ---------

   NETWORKING

   3 Com Corp. *                                     131,250                 4,994,326          5,906,250              911,924
   Ascend Communications, Inc. *                      60,000                 4,302,550          2,362,500          (1,940,050)
   Cabletron Systems, Inc. *                          25,000                   971,600            707,813            (263,787)
   Cascade Communications Corp. *                    170,000                 5,754,390          4,696,250          (1,058,140)
   Cisco Systems, Inc. *                             130,000                 8,241,383          8,726,250              484,867
                                                                            ----------        -----------        -------------
        TOTAL NETWORKING                                          20.6%     24,264,249         22,399,063          (1,865,186)
                                                                            ----------         ----------          -----------

   PERIPHERAL

   HMT Technology Corp. *                             60,000                   741,564            776,250               34,686
   Iomega Corp. *                                    150,000                 2,826,775          2,981,250              154,475
                                                                             ---------        -----------            ---------
        TOTAL PERIPHERAL                                           3.4%      3,568,339          3,757,500              189,161
                                                                             ---------        -----------            ---------
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

PORTFOLIO OF INVESTMENTS, continued
June 30, 1997 (unaudited)
                                                                % of                                                Unrealized
   COMMON STOCKS                                     SHARES     TOTAL          COST          MARKET VALUE          GAIN/(LOSS)
   -------------                                     -------    -----     ------------       ------------         -------------
   SEMICONDUCTOR EQUIPMENT

   Applied Materials, Inc. *                           5,000                   187,508              354,063            166,555
   KLA-Tencor Corp. *                                 10,000                   434,500              487,500             53,000
                                                                               -------           ----------       ------------
        TOTAL SEMICONDUCTOR EQUIPMENT                            0.8%          622,008              841,563            219,555
                                                                               -------           ----------        -----------

   SEMICONDUCTORS

   Advanced Micro Devices, Inc. *                     40,000                   831,600            1,440,000            608,400
   Dallas Semiconductor Corp.                         50,200                 1,312,910            1,970,350            657,440
   Intel Corp.                                        20,000                 1,574,077            2,836,250          1,262,173
   Lattice Semiconductor Corp. *                     110,000                 4,429,445            6,215,000          1,785,555
   Level One Communications, Inc. *                  101,800                 2,773,498            3,912,938          1,139,440
   PMC-Sierra, Inc. *                                370,000                 5,933,931            9,712,500          3,778,569
   Quality Semiconductor, Inc. *                     237,800                 2,048,394            2,526,625            478,231
   Texas Instruments, Inc.                            40,000                 3,491,825            3,362,500          (129,325)
   TriQuint Semiconductor, Inc. *                     79,500                 1,972,126            2,732,813            760,687
   Vitesse Semiconductor, Corp. *                     35,000                 1,145,001            1,144,063              (938)
                                                                            ----------          -----------     --------------
         TOTAL SEMICONDUCTORS                                    33.0%      25,512,807           35,853,039         10,340,232
                                                                            ----------           ----------         ----------

TOTAL COMMON STOCKS                                              92.4%      85,127,710          100,447,519         15,319,809
                                                                            ----------          -----------         ----------

                                                 FACE AMOUNT
                                                 -----------
   REPURCHASE AGREEMENTS (1)
         The Fifth Third Bank, 5.07%, dated
              6/30/97, due 7/01/97, repurchase
            proceeds $14,457,036                $ 14,455,000     13.3%      14,455,000           14,455,000
                                                                 -----    ------------        -------------

TOTAL INVESTMENTS AND
REPURCHASE AGREEMENTS                                           105.7%    $ 99,582,710        $ 114,902,519       $ 15,319,809
                                                                          =============                           ============
         Liabilities in Excess of Other Assets                   (5.7%)                          (6,156,207)
                                                                ------                        -------------


TOTAL NET ASSETS                                                 100.0%                       $ 108,746,312
                                                                 ======                       =============

*   Non-income producing security.
(1) Repurchase agreements are fully collateralized by U.S. Government obligations.



                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

INTERACTIVE INVESTMENTS TRUST

101 Park Center Plaza, Suite 1300
San Jose, CA  95113



BOARD OF TRUSTEES

Ken Kam
Kevin Landis
Michael Lynch
Mark Taguchi



OFFICERS

Kevin Landis, President
Kendrick Kam, Secretary
Yakoub Billawala, Treasurer



INVESTMENT ADVISER

Interactive Research Advisers, Inc.
101 Park Center Plaza, Suite 1300
San Jose, CA  95113



TRANSFER AGENT / FUND ACCOUNTANT / FUND ADMINISTRATOR

Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH  45201



This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Interactive Investments' Technology Value Fund.

                          INTERACTIVE INVESTMENTS

Part C.           OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      (i)      Financial Statements included in Part A:
                           Financial Highlights of The Technology Value Fund

                  (ii)     Financial Statements included in Part B:

                           Statement of Assets and Liabilities of The
                           Technology Value Fund, December 31, 1996

                           Statement of Operations for The Technology Value Fund for the Year Ended December 31, 1996

                           Statements of Changes in Net Assets for The
                           Technology Value Fund for the Years Ended December 31, 1996 and 1995

                           Schedule of Investments for The Technology Value Fund, December 31, 1996

                           Financial Highlights of The Technology Value Fund

                           Notes to Financial Statements, December 31, 1996

                           Independent Auditor's Report

                           Statement of Assets and Liabilities of The
                           Technology Value Fund, June 30, 1997

                           Statement of Operations of The technology Value Fund for the Six Months Ended June 30, 1997

                           Statements of Changes in Net Assets of The
                           Technology Value Fund for the Periods Ended June 30, 1997 and December 31, 1996

                           Schedule of Investments of The Technology Value Fund, June 30, 1997

                           Financial Highlights of The Technology Value Fund

                           Notes to Financial Statements, June 30, 1997

         (b)      Exhibits

            (1)            Agreement and Declaration of Trust*

            (2)            Bylaws*

            (3)            Inapplicable

            (4)            Inapplicable


            (5)            Advisory Agreement with Interactive Research
                           Advisers, Inc.*


            (6)            Inapplicable

            (7)            Inapplicable


            (8)            Custody Agreement with Star Bank, N.A.

            (9)(i) Administration Agreement with Interactive Research Advisers, Inc.*


               (ii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.*

               (iii) Administration Agreement with Countrywide Fund Services, Inc.*

               (iv) Accounting Services Agreement with Countrywide Fund Services, Inc.*

           (10) Opinion and Consent of Counsel relating to Issuance of Shares*


           (11)            Consent of Independent Public Accountants


           (12)            Inapplicable

           (13)            Agreement Relating to Initial Capital*

           (14)            Prototype Individual Retirement Account*

           (15)            Inapplicable

           (16)            Computation for Performance Quotations*

           (17)            Financial Data Schedule*

           (18)            Inapplicable

*        Incorporated by reference to Registration Statement on Form N-1A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 3rd of December, 1997.

                                           INTERACTIVE INVESTMENT TRUST



                                             By: /S/ KEVIN M. LANDIS
                                             Kevin M. Landis, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE         TITLE                      DATE


/S/ KEVIN M. LANDIS        President and              December 3, 1997
--------------------
Kevin M. Landis            Trustee

/S/ KENDRICK W. KAM        Secretary/Treasurer        December 3, 1997
--------------------
Kendrick W. Kam            and Trustee


Michael T. Lynch*          Trustee                    By:/S/JOHN F. SPLAIN
                                                            John F. Splain
                                                            Attorney-in-Fact*
Mark K. Taguchi*           Trustee                          December 3, 1997